Exhibit 99.11

                                                                  EXECUTION COPY
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                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

                                      among

                         GOLDMAN SACHS MORTGAGE COMPANY,
                                   as Assignor

                          GS MORTGAGE SECURITIES CORP.,
                                   as Assignee

                                       and

                   JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
                                   as Servicer

                                   Dated as of

                                February 24, 2006





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



               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

         ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this "Assignment Agreement") made this 24th day of February, 2006, among JPMorgan Chase Bank, National Association (the "Servicer"), GS Mortgage Securities Corp., as assignee (the "Assignee") and Goldman Sachs Mortgage Company, as assignor (the "Assignor").

         WHEREAS, the Assignor and the Servicer have entered into the Comprehensive Amended and Restated Servicing Agreement, dated as of September 1, 2005 (the "Servicing Agreement") and the Comprehensive Amended and Restated Flow Mortgage Servicing Rights Purchase Agreement, dated as of July 1, 2004 (the "Rights Purchase Agreement");

         WHEREAS, the Assignee has agreed on certain terms and conditions to purchase from the Assignor certain of the mortgage loans (the "Mortgage Loans"), which, in accordance with the Rights Purchase Agreement, will as of March 1, 2006, be subject to the provisions of the Servicing Agreement and are listed on the mortgage loan schedule attached as Exhibit 1 hereto (the "Mortgage Loan Schedule"); and

         WHEREAS, pursuant to a Master Servicing and Trust Agreement, dated as of February 1, 2006 (the "Trust Agreement"), among GS Mortgage Securities Corp., as depositor, Deutsche Bank National Trust Company, as a custodian, U.S. Bank National Association, as a custodian and as trustee (the "Trustee") and JPMorgan Chase Bank, National Association, as master servicer and securities administrator (the "Master Servicer"), the Assignee will transfer the Mortgage Loans to the Trustee, together with the Assignee's rights under the Servicing Agreement, to the extent relating to the Mortgage Loans (other than the rights of the Assignor (and if applicable its affiliates, officers, directors and agents) to indemnification thereunder).

         NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Assignment and Assumption. (a) The Assignor hereby assigns to the Assignee, as of the date hereof, all of its right, title and interest in and to the Servicing Agreement, to the extent relating to the Mortgage Loans (other than the rights of the Assignor (and if applicable its affiliates, officers, directors and agents) to indemnification thereunder), and the Assignee hereby assumes all of the Assignor's obligations under the Servicing Agreement, to the extent relating to the Mortgage Loans, from and after the date hereof, and the Servicer hereby acknowledges such assignment and assumption and hereby agrees to the release of the Assignor from any obligations under the Servicing Agreement from and after the date hereof, to the extent relating to the Mortgage Loans.

         (b) The Assignor represents and warrants to the Assignee that the Assignor has not taken any action which would serve to impair or encumber the Assignor's ownership interest in the Mortgage Loans since the date of the Servicing Agreement.

         2. Accuracy of the Servicing Agreement. (a) The Servicer and the Assignor represent and warrant to the Assignee that (i) attached hereto as
Exhibit 2 is a true, accurate and complete copy of the Servicing Agreement,
(ii) the Servicing Agreement is in full force and effect as of the date hereof, (iii) except as provided in this Agreement, the Servicing Agreement has not been amended or modified in any respect and (iv) no notice of termination has been given to the Servicer under the Servicing Agreement. The Servicer, in its capacity as servicer under the Servicing Agreement, further represents and warrants that the representations and warranties contained in Article VI of the Servicing Agreement are true and correct as of the Closing Date (as such term is defined in the Servicing Agreement).

         3. Modification of the Servicing Agreement. Only in so far as it relates to the Mortgage Loans, the Servicer and the Assignor hereby amend the Servicing Agreement as follows:

         (a) a new defined term "Determination Date" will be added to Article I after the term "Deboarding Fee" as follows:

         "Determination Date: With respect to each Remittance Date, the close of business of the last day of the month preceding the month in which such Remittance Date occurs.

         (b) a new defined term "FNBN" will be added to Article I after the term "FDIC" as follows:

         "FNBN: First National Bank of Nevada, a national banking association, or its successors in interest."

         (c) a new defined term "FNBN Agreement" will be added to Article I after the term "FNBN" as follows:

         "FNBN Agreement: The Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of March 24, 2004, between Goldman Sachs Mortgage Company and First National Bank of Nevada."

         (d) a new defined term "Monthly Advance" will be added to Article I after the term "MERS(R) System" as follows:

         "Monthly Advance: Commencing with each Monthly Payment due on or after the related Cut-off Date, the portion of each Monthly Payment that is delinquent with respect to each Mortgage Loan at the close of business on the Determination Date required to be advanced by the Servicer pursuant to Section
4.04 on the Remittance Date of the related month."

         (e) the definition of "Nonrecoverable Advance" in Article I shall be deleted in its entirety and replaced as follows"

         "Nonrecoverable Advance: Any Servicing Advance or Monthly Advance previously made or proposed to be made in respect of a Mortgage Loan by the Servicer which the Servicer believes, in accordance with the Servicing Standard, will not or, in the case of a proposed Servicing Advance or Monthly Advance, would not, ultimately be recoverable by the Servicer from the proceeds of such Mortgage Loan."

         (f) the definition of "Remittance Date" in Article I shall be deleted in its entirety and replaced as follows:

         "Remittance Date: The 23rd day of any month, or if such 23rd day is not a Business Day, the first Business Day immediately preceding such day."

         (g) the definition of "Reporting Date" in Article I shall be deleted in its entirety and replaced as follows:

         "Reporting Date: The 15th day of any month, or if such 15th day is not a Business Day, the first Business Day immediately preceding such 15th day."

         (h) the definition of "Servicing Advances" shall be amended by adding the words "other than Monthly Advances" after the words "servicing obligations" in the third line of the definition.

         (i) Section 3.03 shall be amended as follows:

               i.   "and" shall be deleted from the end of subsection (viii);

               ii. subsection (ix) shall be amended by deleting the "." at the end of subsection (ix) and replacing it with "; and";

               iii. a new subsection (x) shall be added to Section 3.03
                    immediately following subsection (ix) which shall be as follows:

         "(x) with respect to each voluntary Principal Prepayment an amount (to be paid by the Servicer out of its own funds, but not in excess of its aggregate Servicing Fee for the related Due Period) which, when added to all amounts allocable to interest received in connection with the Principal Prepayment, equals one month's interest on the amount of principal so prepaid at the Mortgage Loan Remittance Rate."

         (j) Section 3.04 shall be amended as follows:

         (i) subsection (vii) shall be amended by deleting ". 3.09(c) or 10.02" at the end of subsection (vii);

         (ii) "and" shall be deleted from the end of subsection (viii);

         (iii) subsection (ix) shall be amended by deleting the "." at the end of subsection (ix) and replacing it with "; and";

         (ix) a new subsection (x) shall be added to Section 3.04 immediately following subsection (ix) which shall be as follows:

         "(x) to reimburse itself for Monthly Advances of the Servicer's funds made pursuant to Section 4.04, the Servicer's right to reimburse itself pursuant to this subclause (x) being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to the Mortgage Loan, including amounts received on the related Mortgage Loan which represent late payments of principal and/or interest respecting which any such advance was made, it being understood that, in the case of any such reimbursement, the Servicer's right thereto shall be prior to the rights of any purchaser."

         (k) Section 3.15 shall be amended by adding the following paragraph immediately after the 3rd paragraph thereof:

         The Servicer shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within three years after title has been taken to such REO Property, not later than the end of the third taxable year after the year of its acquisition unless (i) (A) a REMIC election has not been made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, (ii) the Servicer obtains an extension from the Internal Revenue Service and (iii) the Servicer determines, and gives an appropriate notice to the Owner to such effect, that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than three years is permitted under the foregoing sentence and is necessary to sell any REO Property, (i) the Servicer shall report monthly to the Owner as to the progress being made in selling such REO Property and (ii) if, with the written consent of the Owner, a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the Servicer as mortgagee, and such purchase money mortgage shall not be held pursuant to this Agreement, but instead a separate participation agreement among the Servicer and Owner shall be entered into with respect to such purchase money mortgage.

         (l) a new section, Section 4.04, will be added immediately following
Section 4.03 which shall read as follows:

         "Section 4.04     Monthly Advances by Servicer.

         (m) On the Remittance Date, the Servicer shall deposit in the Custodial Account from its own funds or from amounts held for future distribution an amount equal to all Monthly Payments to the extent not allocable to the period prior to the Cut-off Date (with interest adjusted to the Mortgage Loan Remittance Rate) which were due on the Mortgage Loans during the applicable Due Period and which were delinquent or deferred as of the close of business on the Business Day prior to the related Determination Date. Any amounts held for future distribution and so used shall be replaced by the Servicer by deposit in the Custodial Account on or before any future Remittance Date if funds in the Custodial Account on such Remittance Date shall be less than payments to the Owner required to be made on such Remittance Date. The Servicer's obligation to make such Monthly Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or of the last Remittance Date prior to the Remittance Date for the distribution of all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and Condemnation Proceeds) with respect to the Mortgage Loan; provided, however, that such obligation shall cease if the Servicer determines, in its sole reasonable opinion, that advances with respect to such Mortgage Loan are non-recoverable by the Servicer from Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds, or otherwise with respect to a particular

Mortgage Loan. In the event that the Servicer determines that any such advances are non-recoverable, the Servicer shall provide the Owner with a certificate signed by an officer of the Servicer evidencing such determination."

         (n) Section 7.02 shall be deleted in its entirety and replaced with the following:

         "Section 7.02     Indemnification by the Owner.

         "In the event that FNBN is required to make any payment to the Servicer under the terms of Section 12.01 of the FNBN Agreement and FNBN fails to do so in a timely manner, the Owner unconditionally agrees with the Servicer that it will make such payment directly to the Servicer upon demand."

         4. Recognition of Assignee. From and after the date hereof, the Servicer shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Mortgage Loans and, notwithstanding anything herein to the contrary, shall service all of the Mortgage Loans for the benefit of the Assignee pursuant to the Servicing Agreement the terms of which are incorporated herein by reference. It is the intention of the Assignor, Assignee and Servicer that the Servicing Agreement shall be binding upon and inure to the benefit of the Servicer and the Assignee and their successors and assigns.

         5. Representations and Warranties of the Assignee. The Assignee hereby represents and warrants to the Assignor as follows:

         (a) Decision to Purchase. The Assignee represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor or the Servicer other than those contained in the Servicing Agreement or this Assignment Agreement.

         (b) Authority. The Assignee hereto represents and warrants that it is duly and legally authorized to enter into this Assignment Agreement and to perform its obligations hereunder and under the Servicing Agreement.

         (c) Enforceability. The Assignee hereto represents and warrants that this Assignment Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

         6. Representations and Warranties of the Assignor. The Assignor hereby represents and warrants to the Assignee as follows:

         (a) Organization. The Assignor has been duly organized and is validly existing as a limited partnership in good standing under the laws of the State of New York with full power and authority (corporate and other) to enter into and perform its obligations under the Servicing Agreement and this Assignment Agreement.

         (b) Enforceability. This Assignment Agreement has been duly executed and delivered by the Assignor, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

         (c) No Consent. The execution, delivery and performance by the Assignor of this Assignment Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof.

         (d) Authorization; No Breach. The execution and delivery of this Assignment Agreement have been duly authorized by all necessary corporate action on the part of the Assignor; neither the execution and delivery by the Assignor of this Assignment Agreement, nor the consummation by the Assignor of the transactions herein contemplated, nor compliance by the Assignor with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

         (e) Actions; Proceedings. There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Assignment Agreement or (B) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will, if determined adversely to the Assignor, materially adversely affect its ability to perform its obligations under this Assignment Agreement.

         It is understood and agreed that the representations and warranties set forth in Section 6 shall survive delivery of the respective mortgage loan documents to the Assignee or its designee and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment. Upon the discovery by the Assignor or the Assignee and its assigns of a breach of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to this Assignment Agreement, and in no event later than two (2) Business Days from the date of such discovery.

         It is understood and agreed that, with respect to the Mortgage Loans, the Assignor has made no representations or warranties to the Assignee other than those contained in Section 6, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

         7. Continuing Effect. Except as contemplated hereby, the Servicing Agreement shall remain in full force and effect in accordance with their respective terms.

         8. Governing Law.

         THIS ASSIGNMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF).

         EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS ASSIGNMENT AGREEMENT, OR ANY OTHER DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF SUCH PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS ASSIGNMENT AGREEMENT.

         9. Notices. Any notices or other communications permitted or required hereunder or under the Servicing Agreement shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to:

         (b) in the case of the Servicer,

             JPMorgan Chase Bank, National Association
             c/o Chase Home Finance LLC
             10790 Rancho Bernardo Road
             San Diego, California 92127
             Attention:  Cindy L. Dunks
             Telecopy:  (858) 605-3666

         With a copy to:

             JPMorgan Chase Bank, National Association
             c/o Chase Home Finance LLC
             194 Wood Avenue South
             Iselin, New Jersey  08830
             Attention:  General Counsel
             Telecopy:  (732) 452-8035
         or such other address as may hereafter be furnished by the Servicer;

         (b) in the case of the Assignee,

             GS Mortgage Securities Corp.
             100 Second Avenue South
             Suite 200 North
             St. Petersburg, FL  33701
             Attention:  Debbie Brown
             Tel.:  (727) 825-3800
             Fax:  (727) 825-3821

             With a copy to:

             GS Mortgage Securities Corp.
             85 Broad Street
             New York, New York  10004
             Attention:  William Moliski
             Tel.:  (212) 357-8721
             Fax:  (212) 902-3000

          or such other address as may hereafter be furnished by the Assignee;
          and

         (c) in the case of the Assignor,

             Goldman Sachs Mortgage Company
             85 Broad Street
             New York, New York 10004
             Attention:  William Moliski
             Tel.:  (212) 357-8721
             Fax:  (212) 902-3000

         or such other address as may hereafter be furnished by the Assignor.

         10. Counterparts. This Assignment Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

         11. Definitions. Any capitalized term used but not defined in this Assignment Agreement has the meaning assigned thereto in the Servicing Agreement or Trust Agreement, as applicable.

         12. Third Party Beneficiary. The parties agree that the Trustee is intended to be, and shall have the rights of, a third party beneficiary of this Assignment Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement the day and year first above written.


                             GOLDMAN SACHS MORTGAGE
                                    COMPANY

                             By:   Goldman Sachs Real Estate Funding
                                   Corp., its General Partner


                             By: /s/ Michelle Gill
                                ------------------------
                                Name: Michelle Gill
                                Title: Vice President

                             GS MORTGAGE SECURITIES CORP.


                             By: /s/ Kevin Gasvoda
                                ------------------------
                                Name: Kevin Gasvoda
                                Title: Vice President


                             JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Servicer


                             By: /s/ Carol C. Rothweil
                                 ---------------------
                                 Name: Carol C. Rothweil
                                 Title: Vice President



                                JPM Step 1 AAR

                                   EXHIBIT 1

                            Mortgage Loan Schedule



   [On File with the Securities Administrator as provided by the Depositor]


                                      1-1

                                   EXHIBIT 2

                              Servicing Agreement

                                [See Attached]



                                      2-1

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                  JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,

                                  as Servicer



                                      and



                        GOLDMAN SACHS MORTGAGE COMPANY,

                                   as Owner


                       ---------------------------------


            COMPREHENSIVE AMENDED AND RESTATED SERVICING AGREEMENT


                         Dated as of September 1, 2005





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



                               TABLE OF CONTENTS

ARTICLE I. DEFINITIONS.............................................................................................1

Section 1.01.     Definitions......................................................................................1

ARTICLE II. OWNER'S ENGAGEMENT OF SERVICER TO PERFORM SERVICING RESPONSIBILITIES...................................13

Section 2.01.     Contract for Servicing; Possession of Servicing Files............................................13

Section 2.02.     Books and Records................................................................................14

Section 2.03.     Custodial Agreement; Delivery of Documents.......................................................15

ARTICLE III. SERVICING OF THE MORTGAGE LOANS.......................................................................15

Section 3.01.     Servicer to Service..............................................................................15

Section 3.02.     Collection and Liquidation of Mortgage Loans.....................................................16

Section 3.03.     Establishment of and Deposits to Custodial Account...............................................18

Section 3.04.     Permitted Withdrawals From Custodial Account.....................................................19

Section 3.05.     Establishment of and Deposits to Escrow Account..................................................20

Section 3.06.     Permitted Withdrawals From Escrow Account........................................................21

Section 3.07.     Notification of Adjustments......................................................................22

Section 3.08.     Completion and Recordation of Assignment of Mortgage.............................................22

Section 3.09.     Payment of Taxes, Insurance and Other Charges....................................................22

Section 3.10.     Protection of Accounts...........................................................................23

Section 3.11.     Maintenance of Hazard Insurance..................................................................23

Section 3.12.     Maintenance of Fidelity Bond and Errors and Omissions Insurance..................................25

Section 3.13.     Inspections......................................................................................26

Section 3.14.     Restoration of Mortgaged Property................................................................26

Section 3.15.     Title, Management and Disposition of REO Property................................................26

Section 3.16.     Real Estate Owned Reports........................................................................27

Section 3.17.     Reports of Foreclosures and Abandonments of Mortgaged Property...................................28

Section 3.18.     Prepayment Charges...............................................................................28

Section 3.19.     Credit Reporting.................................................................................28

Section 3.20.     Additional Servicing Requirements:...............................................................28

ARTICLE IV. PAYMENTS TO OWNER......................................................................................29

Section 4.01.     Remittances......................................................................................29

Section 4.02.     Statements to Owner..............................................................................29

Section 4.03.     Advances by Servicer.............................................................................31

ARTICLE V. GENERAL SERVICING PROCEDURES............................................................................31

Section 5.01.     Transfers of Mortgaged Property..................................................................31

Section 5.02.     Satisfaction of Mortgages and Release of Mortgage Files..........................................32

Section 5.03.     Servicing Compensation...........................................................................32

Section 5.04.     Annual Audit Report..............................................................................32

Section 5.05.     Annual Officer's Certificate.....................................................................33

Section 5.06.     Right to Examine Servicer Records................................................................33

Section 5.07.     Compliance with Gramm-Leach-Bliley Act of 1999...................................................33

Section 5.08.     Provision of Information.........................................................................34

Section 5.09.     Financial Statements; Servicing Facilities.......................................................34

ARTICLE VI. REPRESENTATIONS, WARRANTIES AND AGREEMENTS.............................................................36

Section 6.01.     Representations, Warranties and Agreements of the Servicer.......................................36

Section 6.02.     Remedies for Breach of Representations and Warranties of the Servicer............................37

Section 6.03.     Representations and Warranties of the Owner......................................................38

Section 6.04.     Remedies for Breach of Representations and Warranties of the Owner...............................39

ARTICLE VII. RECONSTITUTION........................................................................................40

Section 7.01.     Removal of Mortgage Loans from Inclusion Under this Agreement Upon a Pass-Through Transfer, a Whole Loan Transfer or Servicing Released Sale.................................................40

Section 7.02.     RESERVED.........................................................................................44

Section 7.03.     Additional Indemnification by the Servicer.......................................................44

Section 7.04.     Transfer of Servicing............................................................................44

ARTICLE VIII. THE SERVICER.........................................................................................45

Section 8.01.     Merger or Consolidation of the Servicer..........................................................45

Section 8.02.     Limitation on Liability of the Servicer and Others...............................................45

Section 8.03.     Limitation on Resignation and Assignment by the Servicer.........................................45

ARTICLE IX. TERMINATION............................................................................................46

Section 9.01.     Termination for Cause............................................................................46

Section 9.02.     Termination Without Cause........................................................................48

ARTICLE X. MISCELLANEOUS PROVISIONS................................................................................49

Section 10.01.    Successor to the Servicer........................................................................49

Section 10.02.    Costs............................................................................................50

Section 10.03.    Protection of Confidential Information...........................................................50

Section 10.04.    Notices..........................................................................................50

Section 10.05.    Severability Clause..............................................................................51

Section 10.06.    No Solicitation..................................................................................51

Section 10.07.    Counterparts.....................................................................................52

Section 10.08.    Place of Delivery and Governing Law..............................................................52

Section 10.09.    Further Agreements...............................................................................52

Section 10.10.    Intention of the Parties.........................................................................52

Section 10.11.    Successors and Assigns; Assignment of Servicing Agreement........................................52

Section 10.12.    Waivers..........................................................................................53

Section 10.13.    Exhibits.........................................................................................53

Section 10.14.    General Interpretive Principles..................................................................53

Section 10.15.    Reproduction of Documents........................................................................54



EXHIBITS:

EXHIBIT A                  CUSTODIAL ACCOUNT LETTER AGREEMENT

EXHIBIT B                  [RESERVED]

EXHIBIT C                  FORM OF POWER OF ATTORNEY

      This is a Comprehensive Amended and Restated Servicing Agreement (the "Agreement"), dated as of September 1, 2005 by and among Goldman Sachs Mortgage Company (the "Owner"), having an office at 85 Broad Street, New York, New York, 10004, and JPMorgan Chase Bank, National Association having an office at 194 Wood Avenue South, Iselin, NJ 08830 (the "Servicer").


                             W I T N E S S E T H:


      WHEREAS, the Owner owns certain mortgage loans secured by mortgages or deeds of trust on residential real property (the "Mortgage Loans") and may from time to time buy additional Mortgage Loans;

      WHEREAS, the Owner and the Servicer desire to set forth the terms and conditions on which the Servicer will service and provide management and disposition services for the Mortgage Loans pending the Reconstitution (as defined herein) or other disposition, including a Servicing Released Sale, of any or all of such Mortgage Loans.

                  NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and reasonable consideration, the receipt and adequacy of which is hereby acknowledged, the Owner and Servicer hereby agree as follows:


                                      13.
                                  DEFINITIONS

      (a) Definitions.

      The following terms are defined as follows:

      Affiliate: With respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

      Agreement: This Comprehensive Amended and Restated Servicing Agreement and all amendments hereof and supplements hereto.

      Ancillary Income: All income derived from the Mortgage Loans other than payments of principal, interest and Escrow Payments (excluding Servicing Fees and Prepayment Charges attributable to the Mortgage Loans), including but not limited to interest received on funds deposited in the Custodial Account or any Escrow Account, all late charges, assumption fees, escrow account benefits, reinstatement fees, fees received with respect to checks on bank drafts returned by the related bank for insufficient funds, and similar types of fees arising from or in connection with any Mortgage Loan to the extent not otherwise payable to the Mortgagor under applicable law or pursuant to the terms of the related Mortgage Note.

      Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the transfer of the Mortgage to the party indicated therein.

      Business Day: Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking and savings and loan institutions in the State of New York, State of Arizona or State of California are authorized or obligated by law or executive order to be closed.

      Condemnation Proceeds: All awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

      Custodial Account: The separate account or accounts created and maintained pursuant to Section 3.03.

      Custodial Agreement: Any custodial agreement designated by the Owner and between the Owner and a Custodian.

      Custodian: The custodian(s) appointed by the Owner from time to time to hold certain Mortgage Loan Documents.

      Cut-off Date: As to any Mortgage Loan, the date or dates set forth in the related Mortgage Loan Schedule.

      Data File: Shall have the meaning set forth in Section 4.02.

      Deboarding Fee: $25.00 per Mortgage Loan.

      Due Date: With respect to any Mortgage Loan, the day on which the Monthly Payment is due on such Mortgage Loan in accordance with the terms of the related Mortgage.

      Due Period: With respect to each Remittance Date, and any Mortgage Loan, the prior calendar month.

      Eligible Accounts: An account that is (i) maintained with a depository institution the long-term unsecured debt obligations of which are rated by each Rating Agency in one of its two highest rating categories, or (ii) maintained with the corporate trust department of a bank which has a rating of at least Baa3 or P-3 by Moody's, or (iii) an account or accounts the deposit in which are fully insured by the FDIC, or (iv) otherwise acceptable to each Rating Agency, as evidenced by a letter from each Rating Agency.

      Eligible Investments: Any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than one day prior to the Remittance Date in each month (or such other date as permitted under this Agreement):

                     (i) direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America ("Direct Obligations");

                     (ii) federal funds, demand and time deposits in, certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories) incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of such investment or the contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt or deposit obligations of such holding company or deposit institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category or one of its two highest long-term rating categories;

                     (iii) repurchase agreements collateralized by Direct Obligations or securities guaranteed by Fannie Mae or Freddie Mac with any registered broker/dealer subject to Securities Investors' Protection Corporation jurisdiction or any commercial bank insured by the FDIC, if such broker/dealer or bank has an uninsured, unsecured and unguaranteed obligation rated by each Rating Agency in its highest short-term rating category;

                     (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a credit rating from each Rating Agency, at the time of investment or the contractual commitment providing for such investment, at least equal to one of the two highest long-term credit rating categories of each Rating Agency; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation to exceed 20% of the aggregate principal amount of all Eligible Investments in the Custodial Accounts and the Escrow Accounts; provided, further, that such securities will not be Eligible Investments if they are published as being under review with negative implications from either Rating Agency;

                     (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) rated by each Rating Agency in its highest short-term rating category;

                     (vi) certificates or receipts representing direct ownership interests in future interest or principal payments on obligations of the United States of America or its agencies or instrumentalities (which obligations are backed by the full faith and credit of the United States of America) held by a custodian in safekeeping on behalf of the holders of such receipts; and

                     (vii) any other demand, money market, common trust fund or time deposit or obligation, or interest-bearing or other security or investment rated in the highest rating category by each Rating Agency;

         provided, however, that (a) any such instrument shall be acceptable to the Rating Agencies, and (b) no such instrument shall be an Eligible
Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

      Errors and Omissions Insurance: Errors and Omissions Insurance to be maintained by the Servicer in accordance with Section 3.12 hereof.

      Escrow Account: The account or accounts operated and maintained pursuant to Section 3.05.

      Escrow Payments: With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire, hazard, and flood insurance premiums, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other document.

      Event of Default: Any event set forth in Section 9.01.

      FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

      Fidelity Bond: A fidelity bond to be maintained by the Servicer in accordance with Section 3.13.

      Fitch: Fitch Ratings. or any successor in interest.

      HOEPA Claim Loan: A Mortgage Loan that the Mortgagor claims is subject to the Home Ownership and Equity Protection Act of 1994 ("HOEPA").

      Insurance Proceeds: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property, including the proceeds of any hazard or flood insurance policy or PMI Policy.

      Investor: Any owner, purchaser or beneficiary of the Mortgage Loans.

      Liquidation Proceeds: Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or the sale of the related REO Property, if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan.

      MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

      MERS Mortgage Loan: Any Mortgage Loan registered with MERS on the MERS System.

      MERS System: The system of recording transfers of mortgages electronically maintained by MERS.

      Monthly Payment: The scheduled monthly payment of principal and interest on a Mortgage Loan.

      Moody's: Moody's Investors Service, Inc. or any successor in interest.

      Mortgage: The mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first or second lien on an unsubordinated estate in fee simple in real property securing the Mortgage Note.

      Mortgage Interest Rate: The annual rate of interest borne on a Mortgage Note.

      Mortgage Loan: An individual Mortgage Loan or REO Property which is the subject of this Agreement, each Mortgage Loan subject to this Agreement being identified on the related Mortgage Loan Schedule, which Mortgage Loan includes the Mortgage Loan Documents, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Insurance Proceeds, REO Disposition Proceeds, and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

      Mortgage Loan Documents: Any documents pertaining to any Mortgage Loan, including the Mortgage Note, the recorded Mortgage, the recorded Assignment of Mortgage and all other recorded assignments and the title insurance policy.

      Mortgage Loan Remittance Rate: With respect to each Mortgage Loan, the annual rate of interest remitted to the Owner, which shall be equal to the Mortgage Interest Rate minus the applicable Servicing Fee Rate.

      Mortgage Loan Schedule: A schedule of Mortgage Loans delivered to Servicer on or before a Transfer Date, setting forth the information as to each Mortgage Loan delivered for servicing on such Transfer Date in form and substance agreed to by the Servicer and the Owner. Where the context requires, the term "Mortgage Loan Schedule" is the collective reference to all Mortgage Loan Schedules delivered by the Owner to the Servicer pursuant to this Agreement.

      Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

      Mortgaged Property: The real property securing repayment of the debt evidenced by a Mortgage Note.

      Mortgagor: The obligor on a Mortgage Note.

      Nonrecoverable Advance: Any Servicing Advance previously made or proposed to be made in respect of a Mortgage Loan by the Servicer which the Servicer believes, in accordance with the Servicing Standard, will not or, in the case of a proposed Servicing Advance, would not, ultimately be recoverable by the Servicer from the proceeds of such Mortgage Loan.

      Officer's Certificate: A certificate signed by a Vice President or an Assistant Vice President and by an Assistant Treasurer or Assistant Secretary of the Servicer, and delivered to the Owner as required by this Agreement.

      Opinion of Counsel: A written opinion of counsel, who may be an employee of the Servicer, reasonably acceptable to the Owner.

      Owner: Goldman Sachs Mortgage Company.

      Payment Plan: A payment plan agreed to by the Mortgagor and the Servicer, in the Servicer's own discretion, which enables a Mortgagor to bring the related Mortgage Loan current within an amount of time deemed reasonable by the Servicer in the exercise of its prudent business judgment and in accordance with the Servicing Standard.

      Pass Through Transfer: The sale or transfer of some or all of the Mortgage Loans to a trust to be formed as part of a publicly-issued and/or privately placed, rated or unrated, mortgage pass-through transaction (with or without a master servicer).

      Person: Any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

      PMI Policy: A policy of primary mortgage guaranty insurance with respect to certain Mortgage Loans.

      Prepayment Charge: With respect to any Mortgage Loan and Remittance Date, the charges or premiums, if any, due in connection with a full or partial prepayment of such Mortgage Loan during the immediately preceding Principal Prepayment Period in accordance with the terms thereof.

      Prime Rate: The prime rate announced to be in effect from time to time, as published as the average rate in The Wall Street Journal.

      Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan that is received in advance of its scheduled Due Date, including any Prepayment Charge or premium thereon and that is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

      Principal Prepayment Period: The month preceding the month in which the related Remittance Date occurs.

      Prior Servicer: Any prior servicer (other than the Servicer) of any or all of the Mortgage Loans.

      Property Charges: Ground rents, taxes, assessments, water rates, sewer rents, and other charges that are or may become a lien upon the Mortgaged Property and fire and hazard insurance premiums, including renewal premiums.

      Qualified Depository: Any of (i) a federal or state chartered depository institution or trust company, and with respect to deposits held for 30 days or more in such account the (a) long-term deposit or unsecured debt obligations of which are rated at least (A) "Aa3-" by Moody's (if then rated by Moody's) and (B) "AA-" by S&P (or "A-" provided the short-term unsecured debt obligations are rated at least "A-1" by S&P) at any time such funds are on deposit therein, or with respect to deposits held for less than 30 days in such account the (b) short-term deposits of which are rated at least "P-1" by Moody's (if then rated by Moody's) and "A-1" by S&P as evidenced in writing by the applicable Rating Agency at any time such funds are on deposit therein, or
(ii) a federal or state chartered depository institution or trust company acting in its fiduciary capacity, which, in the case of a state chartered depository institution or trust company, is subject to regulations regarding fiduciary funds on deposit therein substantially similar to 12 CFR ss. 9.10(b), having in either case a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority.

      Rating Agency: Each of Fitch, Moody's and S&P or their successors. If such agencies or their successors are no longer in existence, "Rating Agencies" shall be such nationally recognized statistical rating agencies, or other comparable person, agreed upon and designated by the Owner.

      Reconstitution: The actions required by Article VII in connection with a Pass-Through Transfer or Whole Loan Transfer.

      Reconstitution Agreements: The agreement or agreements entered into by the Owner, the Servicer, or certain third parties on the Reconstitution Date(s) with respect to any or all of the Mortgage Loans serviced hereunder, in connection with a Whole Loan Transfer or a Pass-Through Transfer as set forth in Section 7.01, including (i) any and all servicing agreements and tri-party agreements reasonably required by an Investor, (ii) a Pooling and Servicing Agreement and/or a servicing, subservicing/master servicing agreement and related custodial/trust agreement, insurance agreements, loss mitigation advisory or credit risk management agreements, and other related documents with respect to a Pass-Through Transfer, and (iii) a sale and servicing agreement and related custodial agreement and closing documents with respect to a Whole Loan Transfer. Such agreement or agreements shall prescribe the rights and obligations of the Servicer in servicing the related Mortgage Loans and shall provide for servicing compensation to the Servicer (calculated on a weighted average basis for all the related Mortgage Loans as of the Reconstitution Date), at least equal to the Servicing Fee and Ancillary Income due the Servicer in accordance with this Agreement and as specified in a servicing purchase agreement to be entered into with the Owner. The form of relevant Reconstitution Agreement to be entered into by the Owner and/or master servicer or trustee and the Servicer with respect to Pass-Through Transfers and/or Whole Loan Transfers shall be reasonably satisfactory in form and substance to the Owner and the Servicer and the representations and warranties and servicing provisions contained therein shall be substantially similar to those contained in this Agreement, unless otherwise mutually agreed by the parties.

      Reconstitution Date: The date or dates on which any or all of the Mortgage Loans serviced under this Agreement shall be removed from this Agreement and reconstituted as part of a Pass-Through Transfer or a Whole Loan Transfer pursuant to Section 7.01. On such date or dates, the Mortgage Loans transferred shall cease to be covered by this Agreement and the Servicer's servicing responsibilities shall cease under this Agreement with respect to the related transferred Mortgage Loans.

      Regulation AB: Regulation AB of the Securities Act of 1933, as amended from time to time.

      Remittance Date: The 10th Business Day of any month.

      REO Disposition: The final sale by the Servicer of any REO Property.

      REO Disposition Proceeds: All amounts received with respect to an REO Disposition pursuant to Section 3.15.

      REO Property: A Mortgaged Property acquired by the Servicer on behalf of the Owner through foreclosure or by deed in lieu of foreclosure, as described in Section 3.17.

      Reporting Date: The 10th Business Day of any month.

      Securities Act: The federal Securities Act of 1933, as amended.

      Securities Exchange Act: The federal Securities Exchange Act of 1934, as amended.

      Securitization Transfer: The sale or transfer of some or all of the Mortgage Loans to a trust or other entity as part of a publicly-issued or privately-placed, rated or unrated mortgage pass-through or other mortgage-backed securities transaction.

      Servicer: JPMorgan Chase Bank, National Association or its successor in interest or assigns or any successor to the Servicer under this Agreement as herein provided.

      Servicer Employees: All of the Servicer's officers, employees or other Persons acting in any capacity requiring such Persons to handle funds, money, documents or papers relating to the Mortgage Loans.

      Servicing Advances: All customary "out of pocket" costs and expenses (including reasonable attorneys' fees and disbursements) incurred in the performance by the Servicer of its servicing obligations, including the cost of (a) the preservation, restoration and protection of the Mortgaged Property,
(b) any enforcement or administrative or judicial proceedings, including foreclosures, (c) the management and liquidation of the Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage (including any fees of an independent contractor engaged by the Servicer in connection with such activities), (d) taxes, assessments, water rates, sewer rents and other charges which are or may become a lien upon the Mortgaged Property, PMI Policy premiums (to the extent paid on a monthly or other regular basis) fire and hazard insurance coverage and repayment of senior liens, and (e) to the extent not otherwise covered in (a) - (d) of this definition, any losses sustained by the Servicer with respect to the liquidation of the Mortgaged Property. The Servicer shall have no obligation to make any Servicing Advances if the Servicer, in accordance with the Servicing Standard, determines that such Servicing Advances are or would constitute a Nonrecoverable Advance.

      Servicing Criteria: The "servicing criteria" set forth in Item 1122(d) of Regulation AB, which as of the date hereof consists of the following:

      (a) General servicing considerations.

      (1) Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.

      (2) If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.

      (3) Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.

      (4) A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

      (b) Cash collection and administration.

      (1) Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

      (2) Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.

      (3) Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

      (4) The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

      (5) Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

      (6) Unissued checks are safeguarded so as to prevent unauthorized access.

      (7) Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate;
(B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

      (c) Investor remittances and reporting.

      (1) Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.

      (2) Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.

      (3) Disbursements made to an investor are posted within two business days to the Servicer's investor records, or such other number of days specified in the transaction agreements.

      (4) Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

      (d) Mortgage Loan administration.

      (1) Collateral or security on mortgage loans is maintained as required by the transaction agreements or related mortgage loan documents.

      (2) Mortgage loan and related documents are safeguarded as required by the transaction agreements.

      (3) Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.

      (4) Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.

      (5) The Servicer's records regarding the mortgage loans agree with the Servicer's records with respect to an obligor's unpaid principal balance.

      (6) Changes with respect to the terms or status of an obligor's mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related mortgage loan documents.

      (7) Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

      (8) Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

      (9) Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.

      (10) Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.

      (11) Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

      (12) Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.

      (13) Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction agreements.

      (14) Delinquencies, charge-offs and uncollectable accounts are recognized and recorded in accordance with the transaction agreements.

      (15) Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

      Servicing Fee: With respect to each Mortgage Loan that is subject to this Agreement, the monthly fee the Owner shall pay to the Servicer shall be equal to one twelfth the product of (a) the Servicing Fee Rate and (b) the outstanding principal balance of such Mortgage Loan. The obligation of the Owner to pay the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds to the extent permitted by Section 3.02) of such Monthly Payment collected by the Servicer, or as otherwise provided under this Agreement. Such fee shall be payable monthly with respect to payments received following the related Servicing Transfer Date and with respect to prepayments in full shall be pro-rated for any portion of a month during which such prepaid Mortgage Loan is serviced by the Servicer hereunder.

      Servicing Fee Rate: 0.50% per annum, or such other amount as may be set forth in the related Mortgage Loan Schedule.

      Servicing File: The items pertaining to a particular Mortgage Loan including the computer files, data disks, books, records, data tapes, notes, and all additional documents generated as a result of or utilized in originating and/or servicing each Mortgage Loan, which are held in trust for the Owner by the Servicer.

      Servicing Officer: Any officer of the Servicer involved in or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Servicer to the Owner upon request, as such list may from time to time be amended.

      Servicing Released Sale: A Whole Loan Transfer in which the Servicer will no longer act as servicer of the Mortgage Loans included in such Whole Loan Transfer.

      Servicing Rights Purchase Agreement: Collectively the Mortgage Servicing Rights Purchase Agreement dated as of September 1, 2003 and the Comprehensive Amended and Restated Flow Mortgage Servicing Rights Purchase Agreement dated July 1, 2004, the Flow Mortgage Servicing Rights Purchase Agreement dated September 1, 2005, and any other purchase agreements between the Owner and the Servicer.

      Servicing Rights Repurchase Price; as defined in the Servicing Rights Purchase Agreement.

      Servicing Standard: The servicing and administration of the Mortgage Loans for which the Servicer is responsible hereunder (a) in the same manner in which, and with the same care, skill, prudence and diligence with which, the Servicer generally services and administers similar mortgage loans with similar mortgagors (i) for other third-parties, giving due consideration to customary and usual standards of practice of prudent institutional residential mortgage lenders servicing their own loans or (ii) held in the Servicer's own portfolio, whichever standard is higher, (b) with a view to the maximization of the recovery on such Mortgage Loans on a net present value basis and the best interests of the Owner, any Person to which the Mortgage Loans may be transferred by the Owner, (c) without regard to (i) any relationship that the Servicer or any Affiliate thereof may have with the related Mortgagor or any other party to the transaction; (ii) the right of the Servicer to receive compensation or other fees for its services rendered pursuant to this Agreement; (iii) the obligation of the Servicer to make Servicing Advances;
(iv) the ownership, servicing or management by the Servicer or any Affiliate thereof for others of any other mortgage loans or mortgaged properties; and
(v) any debt the Servicer or any Affiliate of the Servicer has extended to any Mortgagor or any Affiliate of such Mortgagor and (d) in accordance with applicable state, local and federal laws, rules and regulations.

      S&P: Standard & Poor's Rating Services, A Division of The McGraw-Hill Companies, Inc. or any successor in interest.

      Transfer Date: The date or dates on which the servicing of a pool of Mortgage Loans is transferred from a Prior Servicer or the Owner to the Servicer.

      Whole Loan Transfer: The sale or transfer of some or all of the Mortgage Loans to a third party purchaser in a whole loan transaction pursuant to a seller's warranties and servicing agreement or a participation and servicing agreement.

                                     14.

                   OWNER'S ENGAGEMENT OF SERVICER TO PERFORM
                          SERVICING RESPONSIBILITIES

      (a) Contract for Servicing; Possession of Servicing Files.

      The Servicer shall maintain a Servicing File with respect to each Mortgage Loan in order to service such Mortgage Loan pursuant to this Agreement and such Servicing File is and shall be held in trust by the Servicer for the benefit of the Owner as the owner thereof. The possession of each Servicing File by the Servicer is at the will of the Owner for the sole purpose of servicing the related Mortgage Loan, and such retention and possession by the Servicer is in a custodial capacity only. The ownership of each Mortgage Note, Mortgage, and the contents of the Servicing File shall be vested in the Owner and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Servicer shall immediately vest in the Owner and shall be retained and maintained, in trust, by the Servicer at the will of the Owner in such custodial capacity only. The Servicing File retained by the Servicer pursuant to this Agreement shall be identified in accordance with the Servicer's file tracking system to reflect the ownership of the related Mortgage Loan by the Owner. The Servicer shall release from its custody the contents of any Servicing File retained by it only in accordance with this Agreement.

      At least 15 days prior than the related Transfer Date, the Servicer shall provide the Prior Servicer with transfer procedures outlining the delivery requirements for the Servicing Files. The Owner shall use its efforts to facilitate that (i) the Prior Servicer delivers the contents of the Servicing Files to the Servicer for receipt at least five (5) Business Days prior to the related Transfer Date; (ii) the delivery of each Servicing File is accompanied by an electronic transmittal to include, at a minimum, the Prior Servicer's loan number, the Mortgagor's last name, the original loan amount and the box number for each Servicing File; (iii) each box of Servicing Files contains a hard copy of the electronic transmittal for the Servicing Files contained in such box; and (iv) the Servicing Files are in a consistent stacking order, secured and clearly labeled with the Mortgagor's name and the Prior Servicer's loan number.

      (b) Books and Records.

      Record title to each Mortgage and the related Mortgage Note shall remain in the name of the Owner or in such name as the Owner shall designate. With respect to each Assignment of Mortgage, if so requested by the initial Owner in its sole discretion, the Servicer or its designee, at the initial Owner's expense, shall prepare and record each Assignment of Mortgage, and track such Assignments of Mortgage to ensure they have been recorded. In connection with the assignment of any MERS Mortgage Loan, the Servicer agrees that it will cause, at the Owner's expense, the MERS(R) System to indicate that such Mortgage Loans have been assigned by including in such computer files the information required by the MERS(R) System to identify the owner of such Mortgage Loans. The Owner shall pay all fees associated with the preparation, recording and tracking of the initial assignment of the Mortgage Loans from the Owner to a third party. All rights arising out of the Mortgage Loans shall be vested in the Owner. All funds received on or in connection with a Mortgage Loan shall be received and held by the Servicer in trust for the benefit of the Owner as the owner of the Mortgage Loans pursuant to the terms of this Agreement.

      The Servicer is authorized and empowered by the Owner, in its own name, when the Servicer believes it appropriate in its reasonable judgment to register any Mortgage Loan on the MERS(R) System, or in connection with a Mortgage Loan becoming an REO Property, cause the removal from the registration of such Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Owner, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Owner and its successors and assigns.

      (c) Custodial Agreement; Delivery of Documents.

      Pursuant to the Custodial Agreement, the Owner has or shall deliver and release to the Custodian the Mortgage Loan Documents as required pursuant to the Custodial Agreement. The Custodian shall concurrently certify its receipt of all such Mortgage Loan Documents required to be delivered pursuant to the Custodial Agreement, as evidenced by the certification of the Custodian. The Owner shall be responsible for maintaining the Custodial Agreement and shall pay all fees and expenses of the Custodian, including fees and expenses due to the Servicer's requests of the Custodian in the normal course of Servicer's collection and foreclosure activities (including follow up document deliveries of the Servicer, photocopies of documents made at the request of the Servicer and follow up document insertion fees).

      The Servicer shall forward to the Custodian original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with Section 3.01 within fourteen
(14) calendar days of their execution, provided, however, that the Servicer shall provide the Custodian with a certified true copy of any such document submitted for recordation within one week of its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within 120 days of its submission for recordation.

                                     15.

                        SERVICING OF THE MORTGAGE LOANS

      (a) Servicer to Service.

      The Servicer shall service and administer the related Mortgage Loans from and after the related Transfer Date and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable, consistent with the terms of this Agreement and with the Servicing Standard.

      Consistent with the terms of this Agreement, prior to a Mortgage Loan becoming subject to a Reconstitution Agreement, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if, in accordance with the Servicing Standard, such waiver, modification, postponement or indulgence is not materially adverse to the Owner; provided, however, that unless the Servicer has obtained the prior written consent of the Owner, the Servicer shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, defer or forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan; and provided further, in the course of collecting past due payments, the Servicer, without the consent of the Owner, may enter into a Payment Plan with the Mortgagor.

      Notwithstanding the foregoing, in the event that any Mortgage Loan is in default or, in the judgment of the Servicer, such default is reasonably foreseeable, the Servicer, consistent with the Servicing Standards, may also waive, modify or vary any term of such Mortgage Loan (including modifications that would change the Mortgage Rate, forgive the payment of principal or interest, or waive, in whole or in part, a Prepayment Charge), accept payment from the related Mortgagor of an amount less than the Stated Principal Balance in final satisfaction of such Mortgage Loan, or consent to the postponement of strict compliance with any such term or otherwise grant indulgence to any Mortgagor (any and all such waivers, modifications, variances, forgiveness of principal or interest, postponements, or indulgences collectively referred to herein as "forbearance"), provided, however, that the terms of any Mortgage Loan may only be waived, modified or varied once without the consent of the Owner while the Mortgage Loan remains outstanding. The Servicer's analysis supporting any forbearance and the conclusion that any forbearance meets the standards of this section shall be reflected in writing in the Servicing File; provided, that, notwithstanding the foregoing, the Servicer shall have the ability to enter into Payment Plans in its sole discretion.

      Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself and the Owner, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Owner shall furnish the Servicer with any powers of attorney in the form attached hereto and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

      In servicing and administering the Mortgage Loans, the Servicer shall employ procedures (including collection procedures) and exercise the same care that it would employ and exercise in servicing and administering similar mortgage loans for its own account and other institutional investors, giving due consideration to the Servicing Standard where such practices do not conflict with the requirements of this Agreement or any applicable law.

      (b) Collection and Liquidation of Mortgage Loans.

      Continuously from the related Transfer Date until the date each Mortgage Loan ceases to be subject to this Agreement, the Servicer shall proceed to collect all payments due under each of the Mortgage Loans when the same shall become due and payable and shall take special care in ascertaining and estimating Escrow Payments and all other charges that will become due and payable with respect to the Mortgage Loans and each related Mortgaged Property, to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

      The Servicer shall use its best efforts, consistent with the Servicing Standard, to foreclose upon or otherwise comparably convert the ownership of such Mortgaged Properties as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.01. The Servicer shall use its best efforts to realize upon defaulted Mortgage Loans in such a manner as will maximize the receipt of principal and interest by the Owner, taking into account, among other things, the timing of foreclosure proceedings. The foregoing is subject to the provisions that, in any case in which Mortgaged Property shall have suffered damage, the Servicer shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its discretion in accordance with the Servicing Standard (i) that such restoration will increase the proceeds of liquidation of the related Mortgage Loan to the Owner after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable by the Servicer through Insurance Proceeds or Liquidation Proceeds from the related Mortgaged Property. In the event that any payment due under any Mortgage Loan and not postponed pursuant to Section 3.01 is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Servicer shall take such action as shall be consistent with the Servicing Standard and in the best interest of the Owner. In the event that any payment due under any Mortgage Loan is not postponed pursuant to Section 3.01 and remains delinquent for a period of not to exceed one hundred and five (105) days or any other default continues for not to exceed one hundred and five (105) days beyond the expiration of any grace or cure period, and the Mortgage Loan is not subject to a forbearance agreement or other loss mitigation plan in accordance with this Agreement, the Servicer shall commence foreclosure proceedings. In such connection, the Servicer shall be responsible for all costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof from the related Mortgaged Property, as contemplated in Section 3.04.

      Notwithstanding anything to the contrary contained herein, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Servicer has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, the Servicer shall notify the Owner. In such case, or if the Owner otherwise requests an environmental inspection or review of such Mortgaged Property, such review shall be conducted by a qualified inspector. Upon completion of the inspection, the Servicer shall provide the Owner with a written report of the environmental inspection.

      After reviewing the environmental inspection report, the Owner shall determine how the Servicer shall proceed with respect to the Mortgaged Property. In the event (a) the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes and (b) the Owner directs the Servicer to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Servicer shall be reimbursed for all costs associated with such foreclosure or acceptance of a deed in lieu of foreclosure and any related environmental clean up costs, as applicable, from the related Liquidation Proceeds, or if the Liquidation Proceeds are insufficient to fully reimburse the Servicer, the Servicer shall be entitled to be reimbursed from amounts in the Custodial Account pursuant to Section
3.04. In the event the Owner directs the Servicer not to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Servicer shall be reimbursed for all Servicing Advances made with respect to the related Mortgaged Property from the Custodial Account pursuant to Section 3.04.

      The Servicer does not service Mortgage Loans subject to HOEPA. With respect to a HOEPA Claim Loan, upon receipt of notice from the Owner or the Mortgagor that the Mortgagor has instituted a claim that its Mortgage Loan was originated in violation of HOEPA, the Servicer shall, unless otherwise directed by the Owner, suspend all of its loss mitigation activities with respect to such Mortgage Loan until such time as such claim has been resolved. In the event that the Owner provides direction to the Servicer, Servicer shall continue to service such HOEPA Claim Loan, provided that such direction is not inconsistent with the Servicing Standard.

      If the Servicer elects to proceed with a foreclosure in accordance with the laws of the state where the Mortgaged Property is located, the Servicer shall have the discretion, in accordance with the Servicing Standards, to foreclose on the Mortgaged Property in such manner as to preserve the Owner's rights to a deficiency judgment against the related Obligor or any other liable party or to waive the Owner's right to such deficiency judgment. The Owner may, in its discretion, instruct the Servicer to attempt to collect deficiency payments after foreclosure or a deed in lieu of a Loan; provided, that the Servicer will not be required to expend any funds to attempt to collect deficiency payments if, in accordance with the Servicing Standards, the Servicer reasonably determines that such funds will not be recoverable. In the event that the Owner elects to have a third party vendor pursue deficiency payments, the Servicer shall cooperate with such vendor, including but not limited to accepting deficiency payments delivered by such vendor for deposit in the Custodial Account and remitting such proceeds in accordance with the terms of this Agreement

      (c) Establishment of and Deposits to Custodial Account.

      The Servicer shall segregate and hold all funds collected and received pursuant to the Mortgage Loans separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts, in the form of time deposit or demand accounts, titled "Chase Home Finance LLC as subservicer for JPMorgan Chase Bank, National Association in trust for Goldman Sachs Mortgage Company". The Custodial Account shall be established with a Qualified Depository and shall at all times be an Eligible Account. Funds deposited in the Custodial Account may be drawn on by the Servicer in accordance with Section 3.04. The creation of any Custodial Account shall be evidenced by a letter agreement in the form of Exhibit A. A copy of such certification or letter agreement shall be furnished to the Owner and, upon request, to any subsequent owner of the Mortgage Loans.

      The Servicer shall deposit in the Custodial Account on a daily basis, but not more than two (2) Business Days from receipt from the Mortgagor, and retain therein, the following collections received by the Servicer and payments made by the Servicer after the Cut-off Date:

          all payments on account of principal on the Mortgage Loans, including all Principal Prepayments and all Prepayment Charges;

          all payments on account of interest on the Mortgage Loans adjusted to the Mortgage Loan Remittance Rate;

          all Liquidation Proceeds;

          all Condemnation Proceeds which are not applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Section 3.14;

          all Insurance Proceeds including amounts required to be deposited pursuant to Section 3.11 (other than proceeds to be held in the Escrow Account and applied to the restoration and repair of the Mortgaged Property or released to the Mortgagor in accordance with the related Mortgage Loan Documents and the Servicing Standard);

          any amount required to be deposited in the Custodial Account pursuant to this Agreement;

          any amounts in connection with the repurchase of any Mortgage Loan;

          any amounts required to be deposited by the Servicer pursuant to
Section 3.11 in connection with the deductible clause in any blanket hazard insurance policy; and

          any amounts received with respect to or related to any REO Property or REO Disposition Proceeds.

      The foregoing requirements for deposit into the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of Servicing Fees or Ancillary Income need not be deposited by the Servicer into the Custodial Account. Any interest paid on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Servicer and the Servicer shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Section 3.04. Additionally, any other benefit derived from the Custodial Account associated with the receipt, disbursement and accumulation of principal, interest, taxes, hazard insurance and mortgage insurance shall accrue to the Servicer (provided, that in no case may the Servicer upcharge any person for the amount of any such benefits).

      (d) Permitted Withdrawals From Custodial Account.

      The Servicer shall, from time to time, withdraw funds from the Custodial Account for the following purposes:

          to make payments to the Owner in the amounts and in the manner provided for in Section 4.01;

          in the event the Servicer has elected not to retain the Servicing Fee out of any Mortgagor payments on account of interest or other recovery of interest with respect to a particular Mortgage Loan (including late collections of interest on such Mortgage Loan, or interest portions of Insurance Proceeds or Liquidation Proceeds) prior to the deposit of such Mortgagor payment or recovery in the Custodial Account, to pay to itself the related Servicing Fee from all such Mortgagor payments on account of interest or other such recovery for interest with respect to that Mortgage Loan;

          to reimburse itself for unreimbursed Servicing Advances, the Servicer's right to reimburse itself pursuant to this subclause (iii) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Insurance Proceeds, REO Disposition Proceeds and other amounts received in respect of the related REO Property, and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to the Mortgage Loan (provided that in the event the Servicer is unable to reimburse itself from the related Mortgage Loan it may, by written notice to the Owner, reimburse itself from amounts on deposit in the Custodial Account), it being understood that, in the case of any such reimbursement, the Servicer's right thereto shall be prior to the rights of the Owner;

          to pay itself interest on funds deposited in the Custodial Account;

          to transfer funds to another Qualified Depository in accordance with
Section 3.10;

          to invest funds in Eligible Investments in accordance with Section
3.10;

          to reimburse itself for any Nonrecoverable Advances or out-of-pocket expenses incurred by the Servicer pursuant to Section 2.03, 3.09(c) or 10.02;

          to withdraw funds deposited in error; and

          to clear and terminate the Custodial Account upon the termination of this Agreement.

      (e) Establishment of and Deposits to Escrow Account.

      To the extent required by the related Mortgage Note, the Servicer shall establish and maintain one or more accounts (each, an "Escrow Account") titled "Chase Home Finance as subservicer for JPMorgan Chase Bank, National Association in trust for Goldman Sachs Mortgage Company and various mortgagors," and shall deposit and retain therein all collections from the Mortgagors for the payment of taxes, assessments, hazard and flood insurance premiums or comparable items for the account of the Mortgagors separate and apart from any of its own funds and general assets. Nothing herein shall require the Servicer to compel a Mortgagor to establish an Escrow Account in violation of applicable law. The Escrow Account shall be established with a Qualified Depository, in a manner which shall provide maximum available insurance thereunder. Funds deposited in the Escrow Account may be drawn on by the Servicer in accordance with Section 3.06. A copy of such certification or letter agreement shall be furnished to the Owner and, upon request, to any subsequent owner of the Mortgage Loans.

      The Servicer shall deposit in the Escrow Account or Accounts on a daily basis, and retain therein:

          all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement; and
          all amounts representing Insurance Proceeds or Condemnation Proceeds that are to be applied to the restoration or repair of any Mortgaged Property.

      The Servicer shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, as set forth in
Section 3.06. The Servicer shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution, other than interest on escrowed funds required by law to be paid to the Mortgagor. To the extent required by law, the Servicer shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account may be non-interest bearing or that interest paid thereon is insufficient for such purposes.

      (f) Permitted Withdrawals From Escrow Account.

      Withdrawals from the Escrow Account or Accounts may be made by the Servicer only:

          to effect timely payments of ground rents, taxes, assessments, water rates, mortgage insurance premiums, fire hazard and flood insurance premiums or other items constituting Escrow Payments for the related Mortgage;

          to reimburse the Servicer for any Servicing Advance made by the Servicer with respect to a related Mortgage Loan, but only from amounts received on the related Mortgage Loan which represent late collections of Escrow Payments thereunder;

          to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan, or applicable law;

          to the extent permitted by applicable law and the Mortgage Loan Documents, for transfer to the Custodial Account and application to reduce the principal balance of the Mortgage Loan in accordance with the terms of the related Mortgage and Mortgage Note;

          for application to restoration or repair of the Mortgaged Property in accordance with Section 3.14;

          to pay to the Servicer, or any Mortgagor to the extent required by law and the Mortgage Loan Documents, any interest paid on the funds deposited in the Escrow Account; and

          to clear and terminate the Escrow Account on the termination of this Agreement.

      The Servicer will be responsible for the administration of the Escrow Accounts and will be obligated to make Servicing Advances to the Escrow Account in respect of its obligations under this Section 3.06, reimbursable from the Escrow Accounts or Custodial Account to the extent not collected from the related Mortgagor, anything to the contrary notwithstanding, when and as necessary to avoid the lapse of insurance coverage on the Mortgaged Property, or which the Servicer knows is necessary to avoid the loss of the


                                     -21

Mortgaged Property due to a tax sale or the foreclosure as a result of a tax lien. If any such payment has not been made and the Servicer receives notice of a tax lien with respect to the Mortgage being imposed, the Servicer will advance or cause to be advanced Servicing Advances necessary to discharge such lien on the Mortgaged Property in order to prevent loss of title to the Mortgaged Property.

      (g) Notification of Adjustments.

      With respect to each adjustable rate Mortgage Loan, the Servicer shall adjust the Mortgage Interest Rate on the related interest rate adjustment date and shall adjust the Monthly Payment on the related mortgage payment adjustment date, if applicable, in compliance with the requirements of applicable law and the related Mortgage and Mortgage Note. The Servicer shall execute and deliver any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Interest Rate and Monthly Payment adjustments. The Servicer shall, upon written request therefor, deliver to the Owner such notifications and any additional applicable data regarding such adjustments and the methods used to calculate and implement such adjustments. Upon the discovery by the Servicer or the receipt of notice from the Owner that the Servicer has failed to adjust a Mortgage Interest Rate or Monthly Payment in accordance with the terms of the related Mortgage Note, the Servicer shall immediately deposit in the Custodial Account from its own funds the amount of any interest loss or deferral caused the Owner thereby.

      (h) Completion and Recordation of Assignment of Mortgage.

      To the extent permitted by applicable law, each of the Assignments of Mortgage is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, including the MERS(R) System, if applicable.

      (i) Payment of Taxes, Insurance and Other Charges.

      (i) With respect to each Mortgage Loan which provides for Escrow Payments, the Servicer shall maintain accurate records reflecting the status of Property and the status of fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such and shall effect payment thereof prior to the applicable penalty or termination date, employing for such purpose deposits from the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. The Servicer shall effect timely payment of such amounts irrespective of each Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments. The Servicer shall pay any late fee, interest or penalty which is payable due to any delay in payment of any Property Charge.

      (ii) To the extent that a Mortgage does not provide for Escrow Payments, the Servicer shall make Servicing Advances from its own funds to effect payment of all Property Charges upon receipt of notice of any failure to pay on the part of the Mortgagor, or at such other time as the Servicer determines to be in the best interest of the Owner, provided, that, in any event, the Servicer shall pay such charges on or before any date by which payment is necessary to preserve the lien status of the Mortgage. The Servicer shall pay any late fee, interest, or penalty which is payable due to any delay in payment of any Property Charge after the date on which the Servicer receives notice of the failure of the Mortgagor to pay such charges.

      o For each Mortgage Loan not covered by a life-of-loan transferable tax contract or a life-of-loan transferable flood tracking contract, the Servicer shall order and purchase at the Owner's expense, such tax or flood contract. Notwithstanding anything to the contrary herein, the Servicer shall be entitled to deduct the cost of such tax services from any amounts remitted to the Owner pursuant to Section 4.01.

      (j) Protection of Accounts.

      The Servicer may transfer the Custodial Account or the Escrow Account to a different Qualified Depository from time to time. Such transfer shall be made only upon obtaining the consent of the Owner, which consent shall not be unreasonably withheld.

      The Servicer shall bear any expenses, losses or damages sustained by the Owner if the Custodial Account and/or the Escrow Account are not demand deposit accounts.

      Amounts on deposit in the Custodial Account and the Escrow Account, to the extent permitted by law and the Mortgage Loan Documents, may at the option of the Servicer be invested in Eligible Investments. Any such Eligible Investment shall mature no later than one day prior to the Remittance Date in each month; provided, however, that if such Eligible Investment is an obligation of a Qualified Depository (other than the Servicer) that maintains the Custodial Account, then such Eligible Investment may mature on the related Remittance Date. Any such Eligible Investment shall be made in the name of the Servicer in trust for the benefit of the Owner. All income on or gain realized from any such Eligible Investment shall be for the benefit of the Servicer and may be withdrawn at any time by the Servicer, to the extent permitted by law and the Mortgage Loan Documents. Any losses incurred in respect of any such investment shall be deposited in the Custodial Account, by the Servicer out of its own funds immediately as realized. If, at any time, the amount on deposit in the Custodial Account exceeds the amount of the applicable FDIC insurance, such excess above the amount of the applicable FDIC insurance shall be invested in Eligible Investments.

      (k) Maintenance of Hazard Insurance.

      (i) The Servicer shall cause to be maintained for each Mortgage Loan, hazard insurance such that all buildings upon the Mortgaged Property are insured by an insurer acceptable under the Servicing Standard against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan and (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan and (b) an amount such that the proceeds thereof shall be sufficient to prevent the Mortgagor or the loss payee from becoming a co-insurer.

      (ii) In the event the Mortgagor fails to maintain a hazard insurance policy with respect to the related Mortgaged Property, the Servicer shall cause to be maintained with respect to each Mortgage Loan a hazard insurance policy with a generally acceptable carrier in accordance with the Servicing Standard that provides for fire and extended coverage, and for a recovery of any Insurance Proceeds relating to such Mortgage Loan by the Servicer on behalf of the Owner.

      (iii) If upon origination of the Mortgage Loan, the related Mortgaged Property was located in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with an insurer acceptable under the Servicing Standard in an amount representing coverage equal to the lesser of (i) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement cost basis (or the unpaid balance of the mortgage if replacement cost coverage is not available for the type of building insured) and (ii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended. If at any time during the term of the Mortgage Loan, the Servicer determines in accordance with applicable law and pursuant to the Servicing Standard that a Mortgaged Property is located in a special flood hazard area and is not covered by flood insurance or is covered in an amount less than the amount required by the Flood Disaster Protection Act of 1973, as amended, the Servicer shall notify the related Mortgagor that the Mortgagor must obtain such flood insurance coverage, and if said Mortgagor fails to obtain the required flood insurance coverage within forty-five (45) days after such notification, the Servicer shall immediately force place the required flood insurance on the Mortgagor's behalf.

      (iv) With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of property taxes, assessments and other Property Charges that are or may become a lien upon the Mortgaged Property, all as required hereunder.

      (v) With respect to each Mortgage Loan that provides for the collection of Escrow Payments for the payment of fire and hazard insurance and flood insurance, if applicable, the Servicer shall effect the payment thereof payable when due and prior to the applicable policy termination date, employing for such purpose deposits in the Escrow Account which shall have been estimated and accumulated by the Servicer in the amounts sufficient for such purposes. In accordance with the terms of this Agreement, to the extent a Mortgage Loan does not provide for Escrow Payments and the Mortgagor fails to maintain any required insurance coverage, the Servicer shall by a Servicing Advance make the payment required to effect the applicable in-force policy for the related Mortgaged Property.

      o All policies required hereunder shall name the Servicer as loss payee and shall be endorsed with standard mortgagee clauses, without contribution, which shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage.

      o The Servicer shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Servicer shall not accept any such insurance policies from insurance companies unless such companies are an insurer acceptable under the Servicing Standard. The Servicer shall determine that such policies provide sufficient risk coverage and amounts, that they insure the property owner, and that they properly describe the property address. The Servicer shall furnish to the Mortgagor a formal notice of expiration of any such insurance in sufficient time for the Mortgagor to arrange for renewal coverage by the expiration date; provided, however, that in the event that no such notice is furnished by the Servicer, the Servicer shall ensure that replacement insurance policies are in place in the required coverages and the Servicer shall be solely liable for any losses in the event coverage is not provided.

      (vi) The Servicer at its option may obtain and maintain, with respect to all or any portion of the Mortgage Loans, a blanket insurance policy with extended coverage insuring against fire and hazard , as applicable. The Servicer shall be deemed conclusively to have satisfied its obligations with respect to hazard insurance and flood insurance coverage under this Section
3.11 if such blanket policy names the Servicer as "loss payee" and provides coverage in an amount equal to the aggregate unpaid principal balance of the Mortgage Loans without co-insurance. If such policy contains a deductible clause, the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with clause
(a) of this Section 3.11, and there shall have been a loss that would have been covered by such policy, deposit in the Collection Account the amount not otherwise payable under the blanket policy because of such deductible clause, such amount to deposited from the Servicer's funds, without reimbursement therefor. Upon request of the Owner, the Servicer shall cause to be delivered to the Owner a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without thirty (30) days' prior written notice to the Owner. In connection with its activities as Servicer of the Mortgage Loans, the Servicer agrees to present, on behalf of itself and the Owner, claims under any such blanket policy.

      (l) Maintenance of Fidelity Bond and Errors and Omissions Insurance.

      The Servicer shall maintain with a generally acceptable carrier in accordance with the Servicing Standard, at its own expense, a blanket Fidelity Bond and an Errors and Omissions Insurance Policy, with broad coverage on all Servicer Employees. Any such Fidelity Bond and Errors and Omissions Insurance Policy shall be in the form of the mortgage banker's blanket bond and shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of all Servicer Employees. Such Fidelity Bond and Errors and Omissions Insurance Policy also shall protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. The minimum coverage under any such Fidelity Bond and Errors and Omissions Insurance Policy shall be at least equal to the corresponding amounts required under the Servicing Standard. Upon the request of the Owner, the Servicer shall cause to be delivered to the Owner a certified true copy of such Fidelity Bond and an Errors and Omissions Insurance Policy and a statement from the surety and the insurance carrier described herein that such Fidelity Bond and an Errors and Omissions Insurance Policy shall in no event be terminated or materially modified without thirty (30) days' prior written notice to the Owner.

      (m) Inspections.

      The Servicer shall inspect the Mortgaged Property as often as deemed necessary by the Servicer under the Servicing Standard to assure itself that the value of the Mortgaged property is being preserved. In addition, the Servicer shall inspect the Mortgaged Property and/or take such other actions as may be necessary or appropriate in accordance with the Servicing Standard. The Servicer shall keep a written report of each such inspection.

      (n) Restoration of Mortgaged Property.

      The Servicer need not obtain the approval of the Owner prior to releasing any Insurance Proceeds to the Mortgagor to be applied to the restoration or repair of the Mortgaged Property if such release is in accordance with the Servicing Standard. At a minimum, the Servicer shall comply with the following conditions in connection with any such release of Insurance Proceeds:

          the Servicer shall receive satisfactory independent verification of completion of repairs and issuance of any required approvals with respect thereto;

          the Servicer shall take all steps necessary to preserve the priority of the lien of the Mortgage, including requiring waivers with respect to mechanics' and materialmen's liens; and

          pending repairs or restoration, the Servicer shall place the Insurance Proceeds in the Escrow Account.

      If the Owner is named as an additional loss payee, the Servicer is hereby empowered to endorse any loss draft issued in respect of such a claim in the name of the Owner.

        (o) Title, Management and Disposition of REO Property.

      In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Owner or its designee, or in the event the Owner is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons, which, consistent with an Opinion of Counsel obtained by the Owner from an attorney duly licensed to practice law in the state where the REO Property is located, is authorized or permitted to hold title to real property in the state where the REO Property is located. The Person or Persons holding such title other than the Owner shall acknowledge in writing that such title is being held as nominee for the Owner.

      Subject to the succeeding paragraph, the Servicer shall manage, conserve, protect and operate each REO Property for the Owner solely for the purpose of its prompt disposition and sale. The Servicer, either itself or through an agent selected by the Servicer, shall manage, conserve, protect and operate the REO Property in accordance with the Servicing Standard and in the same manner that similar property in the same locality as the REO Property is managed. The Servicer shall attempt to sell the same on such terms and conditions as the Servicer deems to be in the best interest of the Owner.

      The disposition of REO Property shall be carried out by the Servicer in accordance with the Servicing Standard at such price, and upon such terms and conditions, as the Servicer deems to be in the best interests of the Owner. The Servicer shall also maintain on each REO Property fire and hazard insurance with extended coverage in amount which is at least equal to the maximum insurable value of the improvements which are a part of such Mortgaged Property, and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in the amount required above.

      The proceeds of sale of the REO Property shall be promptly deposited in the Custodial Account. As soon as practical thereafter the expenses of such sale shall be paid and the Servicer shall reimburse itself for any related unreimbursed Servicing Advances and unpaid Servicing Fees made pursuant to this Section and the fees of any managing agent or independent contractor acting on behalf of the Servicer, and on the Remittance Date immediately following the Principal Prepayment Period in which such sale proceeds are received the net cash proceeds of such sale remaining in the Custodial Account shall be distributed to the Owner.

      The Servicer shall make Servicing Advances for all funds necessary for the proper operation, management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to Section
3.15 and any outsourcing fees, such Servicing Advances to be reimbursed from the disposition or Liquidation Proceeds of the REO Property. The Servicer shall make monthly distributions on each Remittance Date to the Owner of the net cash flow from the REO Property (which shall equal the revenues from such REO Property net of the expenses described in this Section 3.15 and of any reserves from time to time to be maintained to satisfy anticipated liabilities for such expenses).

      (p) Real Estate Owned Reports.

      The Servicer shall furnish to the Owner or its designee on or before the fifth (5th) business day of each month a statement with respect to any REO Property covering the operation of such REO Property for the previous month and the Servicer's efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month. That statement shall be accompanied by such other information as the Owner or its designee shall reasonably request.

      (q) Reports of Foreclosures and Abandonments of Mortgaged Property.

      Following the foreclosure sale or abandonment of any Mortgaged Property, the Servicer shall report such foreclosure or abandonment as required pursuant to Section 6050J of the Code.

      (r) Prepayment Charges.

      The Servicer or any designee of the Servicer shall not waive any Prepayment Charge with respect to any Mortgage Loan that contains a Prepayment Charge that prepays during the term of the penalty. If the Servicer or its designee fails to collect the Prepayment Charge upon any prepayment of any Mortgage Loan that contains a Prepayment Charge, the Servicer shall pay the Owner an amount equal to the Prepayment Charge that was not collected; provided, however, that the Servicer shall not have an obligation to pay the Owner the amount of any uncollected Prepayment Charge if the failure to collect such amount is the direct result of (i) inaccurate or incomplete information on the related Mortgage Loan Schedule, (ii) failure by the related Custodian or the Owner to deliver the related Mortgage Loan Documents to the Servicer, (iii) natural disaster, or (iv) the death of the primary Mortgagor. Notwithstanding the above, the Servicer or its designee may waive a Prepayment Charge without paying the Owner the amount of the Prepayment Charge if (i) the Mortgage Loan is in default sixty-one (61) days or more delinquent and such waiver would maximize recovery of total proceeds taking into account the value of such Prepayment Charge and the related Mortgage Loan or (ii) if the prepayment is not a result of a refinance by the Servicer or any of its Affiliates and (a) the Mortgage Loan is foreseen to be in default and such waiver would maximize recovery of total proceeds taking into account the value of such Prepayment Charge and the related Mortgage Loan or (b) the collection of the Prepayment Charge would be in violation of applicable laws; provided, however, that in the event the Mortgage Loan is subject to a Pass Through Transfer, the Servicer hereby agrees to modify this sentence to the extent such waiver provisions are not acceptable to the applicable Rating Agencies.

      (s) Credit Reporting.

      The Servicer shall report both favorable and unfavorable Mortgagor activity to each of the three credit repositories on a monthly basis in a timely manner.

      o Additional Servicing Requirements:

      The Servicer shall comply with the following additional requirements:

      o Get updated FICO scores quarterly for the entire portfolio;

      o Follow time frames in the Servicing Standard on loans in foreclosure;

      o Order BPO valuations as per time lines specified in the Servicing Standard;

      o Provide access to the system, which will include viewing collection comments;

      o Apply all payments received from Mortgagors in accordance with the Servicing Standard; and

      o Make appropriate staff reasonably available to discuss loans in default, including foreclosures, bankruptcy and REO Properties.

                                      16.

                               PAYMENTS TO OWNER

      (a) Remittances.

      On each Remittance Date the Servicer shall remit by wire transfer of immediately available funds to the Owner all amounts collected on the Mortgage Loans during the related Due Period, minus (i) Servicing Fees and (ii) permitted charges against and withdrawals from the Custodial Account pursuant to Section 3.04.

      With respect to any remittance received by the Owner after the second Business Day following the Business Day on which such payment was due, the Servicer shall pay to the Owner interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus three percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Servicer on the date such late payment is made and shall cover the period commencing with the day following the Business Day such payment was due and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Servicer.

      (b) Statements to Owner.

      (a) Not later than each Reporting Date, the Servicer shall furnish to the Owner a remittance report (a "Monthly Remittance Advice"), in hard copy and electronic format acceptable to the Owner, containing information regarding funds collected during the prior Due Period. This report shall contain the following information:

      Mortgage Loan number;

      Current Mortgage Interest Rate;

      Servicing Fee;

      Current monthly principal and interest amount due;

      Current stated principal balance;

                                     -29

      Remittances allocable to principal and interest;

      Next due date;

      Mortgage Loan balance; and

      Delinquency status.

      (b) The Servicer will provide a monthly Data File containing available data elements as requested by the Owner no later than the tenth (10th) Business Day of each month.

      (c) The Servicer shall prepare and file any and all usual and customary tax reporting, information statements or other filings required to be delivered in accordance with good industry practice to any governmental taxing authority or the Owner pursuant to any applicable law with respect to the Mortgage Loans. In addition, the Servicer shall provide the Owner with such information concerning the Mortgage Loans as is necessary for the Owner to prepare its federal income tax return as the Owner may reasonably request from time to time and which is reasonably available to the Servicer. Notwithstanding the foregoing the Servicer will not provide any REMIC tax reporting with respect to the Mortgage Loans, this Agreement or any reconstitution of this Agreement.

      In addition, on each Reporting Date the Servicer shall furnish to the Owner an individual loan accounting report ("Report"), as of the last Business Day of each month, in mortgage loan number order to document Mortgage Loan payment activity on an individual Mortgage Loan basis. Each Report shall contain the following:

      (i) with respect to each Monthly Payment, the amount of such remittance allocable to principal (including a separate breakdown of any Principal Prepayment, including the date of such prepayment, and any Prepayment Charges);

      (ii) with respect to each Monthly Payment, the amount of such remittance allocable to interest;

      (iii) the amount of servicing compensation received by the Servicer during the prior Due Period;

      (iv) the aggregate stated principal balance of the Mortgage Loans;

      (v) the aggregate of any expenses reimbursed to the Servicer during the prior Due Period; and

      (vi) the number and aggregate outstanding principal balances of Mortgage Loans (a) delinquent (1) 30 to 59 days, (2) 60 to 89 days, (3) 90 days or more; (b) as to which foreclosure has commenced; and (c) as to which REO Property has been acquired.

      The Servicer shall also provide a trial balance, sorted in mortgage loan number order, with each such Report.

      The Servicer shall promptly notify the Owner of (i) any litigation or governmental proceedings pending against the Servicer of the type described in the litigation representation and warranty or (ii) any affiliations or relationships that may develop following a Securitization Transfer between the Servicer and any of the Persons identified in Item 1119 of Regulation AB.

      (c) Advances by Servicer.

      Except as otherwise provided herein, the Servicer shall be entitled to first priority reimbursement pursuant to Section 3.04 hereof for Servicing Advances from recoveries from the related Mortgagor or from all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and Condemnation Proceeds) with respect to the related Mortgage Loan.

                                      17.

                         GENERAL SERVICING PROCEDURES

      (a) Transfers of Mortgaged Property.

      The Servicer shall use its best efforts to enforce any "due-on-sale" provision contained in any Mortgage or Mortgage Note and to deny assumption by the person to whom the Mortgaged Property has been or is about to be sold whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains liable on the Mortgage and the Mortgage Note. When the Mortgaged Property has been conveyed by the Mortgagor, the Servicer shall, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause applicable thereto, provided, however, that the Servicer shall not exercise such rights if prohibited by law from doing so.

      If the Servicer reasonably believes it is not in the best interests of the Owner or is unable under applicable law to enforce such "due-on-sale" clause, the Servicer shall enter into (i) an assumption and modification agreement with the person to whom such property has been conveyed, pursuant to which such person becomes liable under the Mortgage Note and the original Mortgagor remains liable thereon or (ii) in the event the Servicer is unable under applicable law to require that the original Mortgagor remain liable under the Mortgage Note and the Servicer has the prior consent of the primary mortgage guaranty insurer, a substitution of liability agreement with the Owner of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the Owner of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note. In connection with any such assumption, neither the Mortgage Interest Rate borne by the related Mortgage Note, the term of the Mortgage Loan nor the outstanding principal amount of the Mortgage Loan shall be changed.

      To the extent that any Mortgage Loan is assumable, the Servicer shall inquire diligently into the creditworthiness of the proposed transferee, and shall use the underwriting criteria for approving the credit of the proposed transferee which are used by the Servicer or its affiliates with respect to underwriting mortgage loans of the same type as the Mortgage Loans. If the credit of the proposed transferee does not meet such underwriting criteria, the Servicer diligently shall, to the extent permitted by the Mortgage or the Mortgage Note and by applicable law, accelerate the maturity of the Mortgage Loan.

      (b) Satisfaction of Mortgages and Release of Mortgage Files.

      Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer shall notify the Owner in the monthly remittance advice as provided in Section 4.02, and may request the release of any Mortgage Loan Documents from the Owner in accordance with this
Section 5.02.

      If the Servicer satisfies or releases a Mortgage without first having obtained payment in full of the indebtedness secured by the Mortgage or should the Servicer otherwise prejudice any rights the Owner may have under the mortgage instruments, the Servicer shall deposit into the Custodial Account the entire outstanding principal balance, plus all accrued interest on such Mortgage Loan, on the day preceding the Remittance Date in the month following the date of such release. The Servicer shall maintain the Fidelity Bond and Errors and Omissions Insurance Policy as provided for in Section 3.12 insuring the Servicer against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

      (c) Servicing Compensation.

      As consideration for servicing the Mortgage Loans subject to this Agreement, the Servicer shall retain the relevant Servicing Fee for each Mortgage Loan remaining subject to this Agreement during any month or part thereof. Such Servicing Fee shall be payable monthly and only from the interest amounts collected by the Servicer from such Mortgage Loan for such related period. Additional servicing compensation in the form of Ancillary Income shall be retained by the Servicer and is not required to be deposited in the Custodial Account.

      The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except as specifically provided for herein.

      (d) Annual Audit Report.

      Not later than (a) March 15, 2006, the Servicer shall, at its own expense, cause a firm of independent public accountants (who may also render other services to the Servicer), which is a member of the American Institute of Certified Public Accountants, to furnish to the Owner (i) year-end audited (if available) financial statements of the Servicer and (ii) a statement to the effect that such firm has examined certain documents and records for the preceding fiscal year (or during the period from the date of commencement of such Servicer's duties hereunder until the end of such preceding fiscal year in the case of the first such certificate) and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that the Servicer's overall servicing operations have been conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers except for such exceptions that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers requires it to report, in which case such exceptions shall be set forth in such statement and
(b) on or before March 15th of each year beginning March 15, 2007, the servicer compliance statement required by Item 1123 of Regulation AB, which as of the date hereof requires a statement to the effect that (i) an authorized officer of the Servicer has reviewed (or a review has been made under its supervision) of the Servicer's activities under this Agreement during the prior calendar year and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement in all respects throughout the period covered by the prior calendar year or, if there has been a failure to fulfill any such obligation in any respect, a statement of such failure known to such officer and the nature and the status thereof.

      (e) Annual Officer's Certificate.

      Not later than (a) March 15, 2006, the Servicer, at its own expense, will deliver to the Owner a Servicing Officer's certificate stating, as to each signer thereof, that (i) a review of the activities of the Servicer during such preceding fiscal year and of performance under this Agreement has been made under such officers' supervision, and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officers and the nature and status thereof including the steps being taken by the Servicer to remedy such default and (b) on or before March 1st of each year beginning March 1, 2007, furnish to the Owner a report by a registered public accounting firm that attests to, and reports on, the assessment made by the Servicer as required by Rules 13a-18 and 15d-18 of the Securities Exchange Act and Section 1122(b) of Regulation AB, which attestation shall be in accordance with Rule 1-02(a)(3) and Rule 2-02(g) of Regulation S-X under the Securities Act and the Securities Exchange Act.

      (f) Right to Examine Servicer Records.

      The Owner shall have the right to examine and audit any and all of the books, records, or other information of the Servicer, whether held by the Servicer or by another on its behalf, with respect to or concerning this Agreement or the Mortgage Loans, during business hours or at such other times as may be reasonable under applicable circumstances, upon fifteen (15) calendar days notice (or, upon the occurrence of an Event of Default, two (2) Business Days notice). In addition, to the extent possible, the Servicer shall give the Owner on-line computer access to the Servicer's servicing system in a manner consistent with access given to similar clients of the Servicer. The Owner agrees to be subject to the Servicer's procedures and requirements governing on-line computer access to the Servicer's servicing system. The Owner further agrees to hold all such information in confidence and not to use or disclose such information except pursuant to the purposes of this Agreement.

      (g) Compliance with Gramm-Leach-Bliley Act of 1999.

      With respect to each Mortgage Loan and the related Mortgagor, the Servicer shall comply with Title V of the Gramm-Leach-Bliley Act of 1999 and all applicable regulations and guidelines promulgated thereunder, and shall provide all notices required thereunder.

                                     -33

      (h) Provision of Information.

      During the term of this Agreement, the Servicer shall furnish to the Owner all reports required hereunder, and such other periodic, special, or other reports or information, whether or not provided for herein, as shall be necessary, reasonable, or appropriate with respect to the Owner or the purposes of this Agreement to the extent such reports or information are readily accessible to the Servicer without undue expense. All such reports or information shall be provided by and in accordance with all reasonable instructions and directions which the Owner may give.

      The Servicer shall execute and deliver all such instruments and take all such action as the Owner may reasonably request from time to time, in order to effectuate the purposes and to carry out the terms of this Agreement.

      (i) Financial Statements; Servicing Facilities.

      In connection with marketing the Mortgage Loans or a proposed Reconstitution, the Owner may make available to a prospective purchaser audited financial statements of the consolidated group that includes the Servicer for the most recently completed three fiscal years for which such statements are available, as well as a Consolidated Statement of Condition at the end of the last two fiscal years covered by any Consolidated Statement of Operations. The Servicer also shall make available any comparable interim statements to the extent any such statements have been prepared by or on behalf of the corporate group that includes the Servicer (and are available upon request to members or stockholders of the corporate group that includes the Servicer or to the public at large). The Servicer shall furnish promptly to the Owner or a prospective purchaser copies of the statements specified above.

      Upon reasonable prior notice, the Servicer shall make available to the Owner or any prospective purchaser a knowledgeable financial or accounting officer for the purpose of answering questions respecting recent developments affecting the Servicer or the financial statements of the corporate group that includes the Servicer, and to permit any prospective purchaser to inspect the Servicer's servicing facilities for the purpose of satisfying such prospective purchaser that the Servicer has the ability to service the Mortgage Loans as provided in this Agreement.

      (j) Servicing Criteria.

      The Servicer shall deliver to Owner or its designee on or before March 1st of each year beginning March 15, 2007 a report reasonably satisfactory to the Owner regarding its assessment of compliance with Servicing Criteria as required by Rules 13a-18 and 15d-18 of the Securities Exchange Act and Item 1122 of Regulation AB, which as of the date hereof require a report by an authorized officer of the Servicer that contains the following:

      (i) A statement by such officer of its responsibility of assessing the Servicing Criteria applicable to the Servicer;

      (ii) A statement by such officer that it used the Servicing Criteria to assess compliance with the Servicing Criteria applicable to the Servicer;

      (iii) A statement by such officer of the Servicer's compliance with the applicable Servicing Criteria as of the immediately preceding December 31 and for the period covered by the preceding calendar year and disclosure of any instance of noncompliance with respect thereto;

      (iv) A statement that a registered public accounting firm has issued an attestation report on the Servicer's compliance with the applicable Servicing Criteria as of the immediately preceding December 31, and for the period covered by the preceding calendar year; and

      (v) A statement as to which of the Servicing Criteria, if any, are not applicable to the Servicer (which statement shall be based on the activities it performs with respect to asset-backed securities transactions taken as a whole involving the Servicer that are backed by the same asset type as the Mortgage Loans).

      (k) Subservicers

      The Servicer shall not hire or otherwise utilize a subservicer or other contractor hereunder, or permit any subservicer or subcontractor to itself utilize the services of any subservicer or subcontractor, without the prior written consent of the Owner and its designee. Any such subservicer must agree in writing to comply with the provisions of Sections 5.05, 5.05 and 5.10 hereof to the same extent as if such subservicer were the Servicer, and with this Section 5.11 and Sections 5.12 and Section 7.01 hereof and to provide such information relating to such subservicer as the Owner or its designee may request from time to time in order to permit the Owner or its designee to comply with Regulation AB in connection with any Securitization Transfer. Any subcontractor that performs any of the functions identified in Item 1122(d) of Regulation AB must agree in writing that, if the Owner determines that such subcontractor was "participating in the servicing function" within the meaning of Item 1122, such subcontractor will comply with the provisions of Sections
5.05 and 5.10 herrof to the same extent as if such subcontractor were the Servicer.

      (l) Sarbanes Oxley

      In the event that the Servicer is servicing in a Securitization Transfer, the Servicer shall deliver to the Owner, on or before March 1st each year beginning March 1, 2006, a certification using the language supplied by the Owner in the form of Exhibit D hereto. The Servicer shall indemnify and hold harmless the Person acting as depositor in the Securitization Transfer, the Person acting as trustee in the Securitization transaction, the master servicer and their respective officers, directors and Affiliates, from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon any breach of the Servicer's obligations under this paragraph or any material misstatement or omission, negligence, bad faith or willful misconduct of the Servicer in connection therewith. If the indemnification provided for in the preceding sentence is unavailable or insufficient to hold harmless any indemnified party, then the

Servicer agrees that it shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities of such indemnified party in such proportion as is appropriate to reflect the relative fault of such indemnified party, on the one hand, and the Servicer, on the other, in connection with a breach of the Servicer's obligations under this paragraph or any material misstatement or omission, negligence, bad faith or willful misconduct of the Servicer in connection therewith.

                                      18.

                  REPRESENTATIONS, WARRANTIES AND AGREEMENTS

      (a) Representations, Warranties and Agreements of the Servicer.

      The Servicer, as a condition to the consummation of the transactions contemplated hereby, hereby makes the following representations and warranties to the Owner as of each Transfer Date:

      (i) Due Organization and Authority. The Servicer is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer, and in any event the Servicer is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the terms of this Agreement; the Servicer has the full corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Servicer and all requisite corporate action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms;

      (ii) Ordinary Course of Business. The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer;

      (iii) No Conflicts. Neither the execution and delivery of this Agreement, the acquisition of the servicing responsibilities by the Servicer or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Servicer's charter or by-laws or any legal restriction or any agreement or instrument to which the Servicer is now a party or by which it is bound, or to Servicer's knowledge (i) constitute a default or result in an acceleration under any of the foregoing, (ii) result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject,
(iii) impair the ability of the Servicer to service the Mortgage Loans, or
(iv) impair the value of the Mortgage Loans;

      (iv) Ability to Perform. The Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

      (v) No Litigation Pending. There is no known action, suit, proceeding or investigation pending or, to the best of its knowledge threatened against the Servicer which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Servicer, or which would draw into question the validity of this Agreement or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would be likely to impair materially the ability of the Servicer to perform under the terms of this Agreement;

      (vi) No Consent Required. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with this Agreement, or if required, such consent, approval, authorization or order has been obtained prior to the Transfer Date;

      (vii) Ability to Service. The Servicer is an approved seller/servicer of residential mortgage loans of the same type as the Mortgage Loans, with the facilities, procedures, and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans. The Servicer is in good standing to service mortgage loans, and no event has occurred, including a change in insurance coverage, which would make the Servicer unable to service the Mortgage Loans;

      (viii) No Commissions to Third Parties. The Servicer has not dealt with any broker or agent or anyone else who might be entitled to a fee or commission in connection with this transaction other than the Owner.

      (ix) No Untrue Information. No statement, report or other document furnished or to be furnished by the Servicer pursuant to this Agreement contains any material untrue statement of fact or omits to state a material fact necessary to make the statements contained therein not misleading.

      (b) Remedies for Breach of Representations and Warranties of the Servicer.

      Upon discovery by either the Servicer or the Owner of a breach of any of the foregoing representations and warranties which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property or the interest of the Owner, the party discovering such breach shall give prompt written notice to the other.

      Within 60 days of the earlier of either discovery by or notice to the Servicer of any breach of a representation or warranty set forth in Section
6.01 which materially and
adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property, the Servicer shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Owner may, in the Owner's sole and absolute discretion (i) terminate the Servicer for cause under Section 9.01 of this Agreement, (ii) assign the Servicer's rights and obligations under this Agreement (or respecting the affected Mortgage Loans) to a successor servicer (such assignment to be made in accordance with Sections 9.01 and 10.01) and
(iii) exercise all rights and remedies which the Owner may have at law or in equity against the Servicer except as such rights and remedies may be limited by the terms of this Agreement.

      Any cause of action against the Servicer relating to or arising out of the material breach of any representations and warranties made in Section 6.01 shall accrue upon (i) discovery of such material breach by the Servicer or notice thereof by the Owner to the Servicer, (ii) failure by the Servicer to cure such material breach within the applicable cure period, and (iii) demand upon the Servicer by the Owner for compliance with this Agreement.

      (c) Representations and Warranties of the Owner.

      The Owner, as a condition to the consummation of the transactions contemplated hereby, hereby makes the following representations and warranties to the Servicer as of each Transfer Date:

      (i) Due Organization and Authority. The Owner is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Owner, and in any event the Owner is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the terms of this Agreement; the Owner has the full corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Owner and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Owner and all requisite corporate action has been taken by the Owner to make this Agreement valid and binding upon the Owner in accordance with its terms.

      (ii) Effective Agreement/Ordinary Course of Business. The execution, delivery and performance of this Agreement by Owner, its compliance with the terms hereof and consummation of the transactions contemplated hereby (assuming receipt of the approvals required pursuant to this Agreement) will not violate, conflict with, result in a breach of, constitute a default under, be prohibited by or require any additional approval under its charter, bylaws, or any instrument or agreement to which it is a party or by which it is bound or which affects the Servicing Rights or any state or federal law, rule, or regulation or any judicial or administrative decree, order, ruling or regulation applicable to it or to the Servicing Rights. The consummation of the transactions contemplated by this Agreement is in the ordinary course of business of Owner.

      o Compliance with Contracts and Regulations. The Owner has complied in all material respects with (i) all contracts to which it is or was a party, and (ii) all applicable federal, state and local laws and regulations, in each case which affect any of the Servicing Rights (or the Mortgage Loans related thereto) hereunder.

      o Title to the Servicing Rights. Prior to the sale to the Servicer, Owner is the lawful owner of the Servicing Rights.

      o Litigation. There is no known action, suit, proceeding or investigation pending or, to the best of its knowledge, threatened against the Owner which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Owner, or in any material impairment of the right or ability of the Owner to carry on its business substantially as now conducted, or in any material liability on the part of the Owner, or which would draw into question the validity of this Agreement or of any action taken or to be taken in connection with the obligations of the Owner contemplated herein, or which would be likely to impair materially the ability of the Owner to perform under the terms of this Agreement;

      (iii) Ability to Perform. Owner does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement.

      o No Untrue Information. No statement, report or other document furnished or to be furnished by the Owner pursuant to this Agreement contains any material untrue statement of fact or omits to state a material fact necessary to make the statements contained therein not misleading. For the avoidance of doubt, information provided to Servicer by prior servicers shall not be deemed to be material furnished or to be furnished by the Owner.

      (d) Remedies for Breach of Representations and Warranties of the Owner.

      It is understood and agreed that the representations and warranties set forth in Section 6.03 shall survive the engagement of the Servicer to perform the servicing responsibilities as of the Transfer Dates and the delivery of the Servicing Files to the Servicer and shall inure to the benefit of the Servicer. Upon discovery by either the Servicer or the Owner of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of the servicing contract established herein or the interest of the Servicer, the party discovering such breach shall give prompt written notice to the other.

      Within 60 days of the earlier of either discovery by or notice to the Owner of any breach of a representation or warranty set forth in Section 6.03 which materially and adversely affects the value of the servicing contract, the Owner shall use its best efforts promptly to cure such breach in all material respects.

      The Owner shall indemnify the Servicer and hold it harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses, including any reasonable legal fees and related expenses incurred by the Owner in connection with enforcing this indemnity, resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the representations and warranties contained in Sections 6.03 of this Agreement. Upon a breach of any of the representations and warranties contained in
Section 6.03 which materially and adversely affects the value of the servicing contract and which is not cured by the Owner as described herein, the Servicer may transfer servicing of the affected Mortgage Loans to the Owner or a successor servicer appointed by the Owner.

      With respect to the representations and warranties described in Sections
6.03 that are made to the best of the Owner's knowledge, if it is discovered by the Owner or the Servicer that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the servicing contract, notwithstanding the Owner's lack of knowledge with respect to the substance of such representation and warranty, such inaccuracy shall be deemed a breach of the applicable representation or warranty and the remedies described in this Section 6.04 shall apply to such breach.

      Any cause of action against the Owner relating to or arising out of the breach of any representations and warranties made in Section 6.03 shall accrue upon (i) discovery of such breach by the Owner or notice thereof by the Servicer to the Owner, (ii) failure by the Owner to cure such breach within the applicable cure period, and (iii) demand upon the Owner by the Servicer for compliance with this Agreement.

                                      19.

                                RECONSTITUTION

      (a) Removal of Mortgage Loans from Inclusion Under this Agreement Upon a Pass-Through Transfer, a Whole Loan Transfer or Servicing Released Sale.

      The Owner and the Servicer agree that with respect to some or all of the Mortgage Loans, from time to time the Owner may:

      (1) Effect a Whole Loan Transfer, and/or

      (2) Effect a Pass-Through Transfer,

and in each such case, in its reasonable discretion, may retain the Servicer as the servicer, or, as applicable, the "seller/servicer", thereof; provided, however, that with respect to the Mortgage Loans which become subject to this agreement on a Transfer Date, in no event shall there be more than a total of four (4) persons under any single Pass-Through Transfer or Whole Loan Transfer at any given time having the status of "Purchaser" or "Owner" in connection with such transfers. The Owner and the Servicer agree that with respect to some or all of the Mortgage

Loans, from time to time, the Owner may effect a Servicing Released Sale upon thirty (30) days prior written notice to the Servicer. With respect to each Mortgage Loan included in any Servicing Released Sale, the Owner shall pay the Servicer a Deboarding Fee on the date of such Servicing Released Sale. The Owner agrees to cooperate with the Servicer to comply with the terms of the Servicer's servicing transfer procedures that are attached hereto as Exhibit
D. On the related Reconstitution Date or date of the Servicing Released Sale, the Mortgage Loans transferred shall cease to be covered by this Agreement.

      (i) If the Owner, in its reasonable discretion, retains the Servicer in connection with a Reconstitution, the Servicer shall cooperate with the Owner in connection with any Pass-Through Transfer or Whole Loan Transfer contemplated by the Owner pursuant to this Section 7.01. In that connection, the Servicer shall:

           execute any Reconstitution Agreement, reasonably acceptable to the Servicer, within a reasonable period of time after receipt of any Reconstitution Agreement which time shall be sufficient for the Servicer and Servicer's counsel to review such Reconstitution Agreement, but such time shall not exceed ten (10) days after such receipt;

           cooperate with the Owner, the trustee or a third party purchaser and any prospective purchaser, at the Owner's expense, with respect to all reasonable requests and due diligence procedures including participating in meetings with rating agencies, bond insurers, guarantors, loss mitigation or credit risk management advisors and such other parties as the Owner shall designate and participating in meetings with prospective purchasers of the Mortgage Loans or interests therein and providing information contained in the Mortgage Loan Schedule including any diskette or other related data tapes provided as reasonably requested by such purchasers;

           negotiate and execute one or more loss mitigation advisory or credit risk management agreements, reasonably acceptable to the Servicer, between the Servicer and any loss mitigation or credit risk management advisor designated by the Owner in its sole discretion;

           deliver to the Owner, any subsequent purchaser of the Mortgage Loans from the Owner or to any Person designated by the Owner (a) for inclusion in any prospectus or other offering material such publicly available information regarding the Servicer, its financial condition and its mortgage loan delinquency, foreclosure and loss experience and any additional information requested by the Owner (or such other Person), (b) any similar non-public, unaudited financial information (which the Owner (or such other Person) may, at its option and at its cost, have audited by certified public accountants) and such other information as is reasonably requested by the Owner (or such other Person) and which the Servicer is capable of providing without unreasonable effort or expense, and to indemnify the Owner (or such other Person), each Affiliate of the Owner (or such other Person) participating in any such Reconstitution and each Person who controls the Owner (or such other person) or such Affiliate for material misstatements contained in such information pursuant to an indemnification agreement, the terms of which are reasonably acceptable to the Servicer and which shall include an indemnification from the Owner (or such other Person) or its Affiliates to the Servicer for all other information not provided by the Servicer, and (c) such statements and audit letters of reputable, certified public accountants pertaining to information provided by the Servicer pursuant to clause (a) above as shall be reasonably requested by the Owner (or such other Person);

           to cooperate with the Owner, or any subsequent purchaser of the Mortgage Loans from the Owner, with respect to the preparation of Mortgage Loan Documents and other related documents, with respect to servicing requirements reasonably requested by the rating agencies and credit enhancers;

           to restate the representations and warranties of the Servicer set forth in this Agreement as of the settlement or closing date in connection with such Reconstitution (each, a "Reconstitution Date") and to make the following representations: (a) the Mortgage Loan Schedule delivered by the Servicer in connection with such Reconstitution is true, correct and complete and (b) the related Mortgage Loans have been serviced in accordance with the terms of this Agreement and the Servicing Standards; and

           provide, on an ongoing basis from information obtained through its servicing of the Mortgage Loans, any information reasonably necessary to enable the "tax matters person" for any REMIC in a Pass-Through Transfer, including any master servicer or trustee acting in such capacity, to perform its obligations in accordance with applicable law and customary secondary mortgage market standards for securitized transactions.

      (ii) The Servicer shall provide to the Owner or issuer, as the case may be, and any other participants in such Whole Loan Transfer or Pass-Through Transfer, (i) any and all information with respect to itself, its servicing portfolio or the Mortgage Loans and appropriate verification of information which may be reasonably available to the Servicer, whether through letters of its auditors and counsel or otherwise, as the Owner or any such other participant shall reasonably request and (ii) such additional representations, warranties, covenants, opinions of counsel, letters from auditors, and certificates of public officials or officers of the Servicer as Servicer reasonably agrees to provide and as are reasonably believed necessary by the trustee, such third party purchaser, any master servicer, any Rating Agency or the Owner, as the case may be, in connection with such transactions.

      (iii) To the extent required by the applicable Reconstitution Agreements or otherwise requested by the Owner in connection with a Reconstitution, the Servicer shall prepare Assignments of Mortgage in form and substance reasonably acceptable to the trustee or such third party, as the case may be, for each Mortgage Loan that is part of a Reconstitution. The Servicer shall execute each Assignment of Mortgage, track such Assignments of Mortgage to ensure they have been recorded and deliver them as required by the trustee or such third party, as the case may be, upon the Servicer's receipt thereof. The Owner shall pay all pre-approved fees associated with the preparation, recording and tracking of such Assignments of Mortgage.

      (iv) In connection with any Securitization Transfer, the Servicer shall, if requested by the Owner or its designee, deliver to the Owner or its designee within three (3) Business Days after such request information, in form and substance satisfactory to the Owner or such designee, with respect to such Servicer information reasonably requested by the Owner or its designee and the information set forth under Item 1108(b) and 1108(c) of Regulation AB (collectively, the "Servicer Information"), which as of the date hereof includes:

(i) a description of the Servicer's form of organization;

(ii) a description of how long the Servicer has been servicing residential mortgage loans; a general discussion of the Servicer's experience in servicing assets of any type as well as a more detailed discussion of the Servicer's experience in, and procedures for the servicing function it will perform under this Agreement and any Reconstitution Agreements; information regarding the size, composition and growth of the Servicer's portfolio of mortgage loans of the type similar to the Mortgage Loans and information on factors related to the Servicer that may be material, in the good faith judgment of the Owner, to any analysis of the servicing of the Mortgage Loans or the related asset-backed securities, as applicable (including, without limitation, whether any prior securitizations of mortgage loans of the type similar to the Mortgage Loans involving the Servicer have defaulted or experienced an early amortization or other performance triggering event because of servicing; the extent of outsourcing the Servicer utilizes; whether there has been previous disclosure of noncompliance with Servicing Criteria with respect to other securitizations involving the Servicer whether there has been any termination of the Servicer as servicer in a mortgage loan securitization; and whether in a mortgage loan securitization a servicing performance test or trigger that could have resulted in the termination of the Servicer as servicer was reached, whether or not the Servicer was so terminated);

(iii) a description of any material changes to the Servicer's policies or procedures in the servicing function it will perform under this Agreement and any Reconstitution Agreements for mortgage loans of the type similar to the Mortgage Loans during the past three years;

(iv) information regarding the Servicer's financial condition to the extent that there is a risk that the effect on one or more aspects of servicing resulting from such financial condition could have an impact on the performance of the securities issued in the Securitization Transfer, or on servicing of mortgage loans of the same asset type as the Mortgage Loans;

(v) statistical information regarding advances made by the Servicer on the Mortgage Loans and the Servicer's overall servicing portfolio for the past three years;

(vi) the Servicer's process for handling delinquencies, losses, bankruptcies and recoveries, such as through liquidation of REO Properties, sale of the Mortgage Loans or workouts; and

(vii) the Servicer's processes and procedures designed to address any special or unique factors involved in servicing loans of the same type as the Mortgage Loans.

      The Servicer shall indemnify the Owner, each affiliate of the Owner and each underwriter as placement agent participating in the Reconstitution and each Person who controls the Owner or such affiliate and their respective present and former directors, officers, employees and agents, and hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that each of them may sustain arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the information provided by or on behalf of the Servicer regarding the Servicer, the Servicer's servicing practices or the performance of the Mortgage Loans set forth in any offering document prepared in connection with any Reconstitution. For purposes of the previous sentence, "Owner" shall mean the Person then acting as the Owner under this Agreement and any and all Persons who previously were "Owners" under this Agreement.

      (b) RESERVED

      (c) Additional Indemnification by the Servicer.

      The Servicer shall indemnify the Owner and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Owner may sustain in any way related to the material failure of the Servicer to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement or any Reconstitution Agreement entered into pursuant to Section 7.01 or any breach by the Servicer of its representations, warranties or covenant under this Agreement. The Servicer shall immediately notify the Owner if a claim is made by a third party with respect to this Agreement or any Reconstitution Agreement or the Mortgage Loans, shall promptly notify the trustee or other relevant third party with respect to any claim made by a third party with respect to any Reconstitution Agreement, assume (with the prior written consent of the Owner) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Owner in respect of such claim and follow any written instructions received from the Owner in connection with such claim. The Owner promptly shall reimburse the Servicer for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way related to the Servicer's indemnification pursuant to Section 6.02, or the material failure of the Servicer to service and administer the Mortgage Loans in compliance with the terms of this Agreement or any Reconstitution Agreement. In the event a dispute arises between the Servicer and the Owner with respect to any of the rights and obligations of the parties pursuant to this Agreement, and such dispute is adjudicated in a court of law, by an arbitration panel or any other judicial process, then the losing party shall indemnify and reimburse the winning party for all attorney's fees and other costs and expenses related to the adjudication of said dispute.

      (d) Transfer of Servicing.

      In the event that the Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the provisions of this Agreement, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor shall be appointed by the Owner. The Servicer shall deliver promptly to the successor servicer the funds in the Custodial Account and Escrow Account and all Servicing Files and related documents and statements held by it hereunder and the Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

                                      20.

                                 THE SERVICER

      (a) Merger or Consolidation of the Servicer.

      The Servicer shall keep in full effect its existence, rights and franchises as a corporation, and shall obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

      Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided, however, that the successor or surviving Person shall be an institution (i) having a net worth of not less than $25,000,000 and (ii) which is a servicer in good standing of mortgage loans of the same type as the Mortgage Loans.

      (b) Limitation on Liability of the Servicer and Others.

      Neither the Servicer nor any of the directors, officers, employees or agents of the Servicer shall be under any liability to the Owner for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment, provided, however, that this provision shall not protect the Servicer or any such person against any breach of its warranties or representations made herein, or failure to perform its obligations set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement. The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability, provided, however, that the Servicer may, with the consent of the Owner, undertake any such action which it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto. In such event, the Servicer shall be entitled to reimbursement from the Owner for the legal expenses and costs of such action.

      (c) Limitation on Resignation and Assignment by the Servicer.

      The Servicer shall not assign this Agreement or the servicing responsibilities hereunder or delegate its rights or duties hereunder or any portion hereof (to other than a subservicer) or sell or otherwise dispose of all or substantially all of its property or assets without the prior written consent of the Owner, which consent shall be granted or withheld in the reasonable discretion of the Owner; provided, however, that nothing contained herein shall prohibit or limit the transfer, sale or assignment of any interests of the Servicer, including any interest in this Agreement, to a subsidiary or Affiliate of the Servicer.

      Subject to Section 9.02, the Servicer shall not resign from the obligations and duties hereby imposed on it except with the prior written consent of the Owner, which consent shall be granted or withheld in the reasonable discretion of the Owner or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer. No such resignation shall become effective until a successor shall have assumed the Servicer's responsibilities and obligations hereunder in the manner provided in Section 10.01.

      Without in any way limiting the generality of this Section 8.03, in the event that the Servicer either shall assign this Agreement or the servicing responsibilities hereunder or delegate its duties hereunder or any portion thereof (to other than a subservicer) or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written consent of the Owner (such consent not to be unreasonably withheld), then the Owner shall have the right to terminate this Agreement upon notice given as set forth in Section 9.01, without any payment of any penalty or damages and without any liability whatsoever to the Servicer or any third party.

                                      21.

                                  TERMINATION

      (a) Termination for Cause.

      (i) This Agreement shall be terminable at the sole option of the Owner, if any of the following Events of Default exist on the part of the Servicer:

           any failure by the Servicer to remit to the Owner any payment required to be made under the terms of this Agreement which continues unremedied for a period of two (2) Business Days; or

           The Owner and Servicer hereby agree that any failure to deliver (a) the annual statement of compliance required under Section 5.04, (b) the annual independent public accountants' servicing attestation required under Section 5.05, (c) the annual assessment of servicing compliance required under Section
5.10 or (d) the certification required under Section 5.06, in each case, more than 5 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Owner; or
           any failure by the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer set forth in this Agreement which continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Owner; or

           any failure by the Servicer to maintain its license to do business or service residential mortgage loans in any jurisdiction where the Mortgaged Properties are located, where the failure to so maintain such license will have a material adverse effect on the Servicer's ability to service the Mortgage Loans; or

           a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, including bankruptcy, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of sixty (60) days; or

           the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or

           the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

           if (x) any Rating Agency reduces or withdraws the rating of any security issued by Owner or one of its Affiliates in connection with a Pass Through Transfer due to a reason attributable to the Servicer, or (y) the Servicer's residential primary servicer rating for servicing subprime loans issued by any Rating Agency is reduced by more than one level; or

           the Servicer attempts, without the consent of the Owner, to assign the servicing of the Mortgage Loans or its right to servicing compensation hereunder or the Servicer attempts, without the consent of the Owner, to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof.

      In each and every such case, so long as a Event of Default shall not have been remedied, in addition to whatsoever rights the Owner may have at law or equity to damages, including injunctive relief and specific performance, the Owner, by notice in writing to the Servicer, may terminate all the rights and obligations of the Servicer under this Agreement and in and to the servicing contract established hereby and the proceeds thereof.

      Upon receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in a successor servicer appointed by the Owner. Upon written request from the Owner, the Servicer shall prepare, execute and deliver to the successor entity designated by the Owner any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including the transfer of the Mortgage Loans and related documents, at the Servicer's sole expense. The Servicer shall cooperate with the Owner and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder, including the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

      By a written notice, the Owner may waive any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

      (b) Termination Without Cause.

      (i) This Agreement and the Servicer's rights hereunder with respect to some or all of the Mortgage Loans shall terminate upon: (i) the later of (a) the distribution of the final payment or liquidation proceeds on the last Mortgage Loan to the Owner (or Servicing Advances by the Servicer for the same), and (b) the disposition of all REO Property acquired upon foreclosure of the last Mortgage Loan and the remittance of all funds due hereunder, or
(ii) mutual consent of the Servicer and the Owner in writing or (iii) at the sole option of the Owner, without cause, upon thirty (30) days written notice, subject to the limitations set forth below (provided that in the event that the transfer of servicing to the successor servicer cannot be accomplished within 30 days, such longer period as the parties hereto and the successor servicer shall agree. Any such notice of termination shall be in writing and delivered to the Servicer by registered mail to the address set forth at the beginning of this Agreement. The Owner and the Servicer shall comply with the termination procedures set forth in Sections 9.01 and 10.01.

      (ii) In the event that either (i) the Owner retains ownership of the Mortgage Loans and the Servicer is terminated without cause with respect to some or all of the Mortgage Loans or (ii) some or all of the Mortgage Loans are included in a Pass-Through Transfer or Whole Loan Transfer in which the Servicer is not retained as "servicer," the Owner shall pay the Servicer the Deboarding Fee and the Servicing Rights Repurchase Price for each affected Mortgage Loan.

      (iii) Upon ninety (90) days written notice to the Owner, the Servicer, at its sole option, may cease to service any additional Mortgage Loans under this Agreement. At such time, any Mortgage Loans then being serviced hereunder would remain subject to the terms of this Agreement and would continue to be serviced in accordance with the terms of this Agreement.

                                      22.

                           MISCELLANEOUS PROVISIONS

      (a) Successor to the Servicer.

      Simultaneously with the termination of the Servicer's responsibilities and duties under this Agreement pursuant to Sections 6.02, 8.03, 9.01 or 9.02, the Owner or its designee shall (i) succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement simultaneously with the termination of the Servicer's responsibilities, duties and liabilities under this Agreement. In connection with such appointment and assumption, the Owner may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree, provided, however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement without the consent of the Owner. In the event that the Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 10.01 and shall in no event relieve the Servicer of the representations and warranties made pursuant to Sections 6.01 and the remedies available to the Owner under Section 6.02 and 7.04, it being understood and agreed that the provisions of such Sections 6.01, 6.02 and 7.04 shall be applicable to the Servicer notwithstanding any such resignation or termination of the Servicer, or the termination of this Agreement.

      Within thirty (30) days of the appointment of a successor entity by the Owner, the Servicer shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including the transfer of the Mortgage Notes and related documents. The Servicer shall cooperate with the Owner and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor servicer, including the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

      Any successor appointed as provided herein shall execute, acknowledge and deliver to the Servicer and to the Owner an instrument accepting such appointment, wherein the successor shall make the representations and warranties set forth in Section 6.01, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this

Agreement. Any termination or resignation of the Servicer or termination of this Agreement pursuant to Sections 6.02, 8.03, 9.01 or 9.02 shall not affect any claims that the Owner may have against the Servicer arising out of the Servicer's actions or failure to act prior to any such termination or resignation.

      The Servicer shall deliver promptly to the successor servicer the funds in the Custodial Account and Escrow Account and all Mortgage Loan Documents and related documents and statements held by it hereunder and the Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

      Upon a successor's acceptance of appointment as such, the Servicer shall notify by mail the Owner of such appointment in accordance with the procedures set forth in Section 10.04.

      (b) Costs.

      The Owner shall pay any commissions due its salesmen and the legal fees and expenses of its attorneys. Costs and expenses incurred in connection with the transfer of the servicing responsibilities (other than in connection with a termination of the Servicer for cause), including fees for delivering Servicing Files, shall be paid by the Owner. The Owner shall pay the costs associated with the preparation, delivery, recording and tracking of Assignments of Mortgages required on each Reconstitution Date or individual assignments required in connection with loans that payoff or go into foreclosure. The Owner shall reimburse the Servicer for the reasonable and customary third party, out-of-pocket professional fees incurred by the Servicer in connection with entering into any Reconstitution Agreements.

      (c) Protection of Confidential Information.

      The Servicer shall keep confidential and shall not divulge to any party, without the Owner's prior written consent, the purchase price paid by the Owner for the Mortgage Loans and any information pertaining to the Mortgage Loans or any Mortgagor thereunder, except to the extent that it is appropriate for the Servicer to do so in working with legal counsel, auditors, taxing authorities or other governmental agencies.

      (d) Notices.

      All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed by overnight courier, addressed as follows (or such other address as may hereafter be furnished to the other party by like notice):

      (i) if to the Owner:

                Goldman Sachs Mortgage Company
                85 Broad Street
                New York, New York 10004

      (ii) if to the Servicer:

                JPMorgan Chase Bank, National Association
                c/o Chase Home Finance LLC 10790 Rancho
                Bernardo Road San Diego, CA 92127
                Attention: Cindy L. Dunks Telecopy:
                858-605-3666

                With a copy to:

                JPMorgan Chase Bank, National Association
                c/o Chase Home Finance LLC
                194 Wood Avenue South
                Iselin, NJ  08830
                Attention:   General Counsel
                Telecopy:    732-452-8035

      Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee.

      (e) Severability Clause.

      Any part, provision, representation or warranty of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law that prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good-faith, to develop a structure the economic effect of which is as close as possible to the economic effect of this Agreement without regard to such invalidity.

      (f) No Solicitation.

      Servicer and Owner agree that each will not take any action or permit or cause any action to be taken by any of their agents and affiliates, or by any independent contractors or independent mortgage brokerage companies on their behalf, to personally, by telephone, mail or electronic mail, specifically target through direct solicitations, the Mortgagors under the Mortgage Loans for the purpose of refinancing such Mortgage Loans; provided, however, that Servicer may solicit any Mortgagor for whom the Servicer has become aware of or received a request for payoff, or a written or verbal communication from Mortgagor or his/her agent indicating a desire to prepay the related Mortgage Loan provided further that, it is understood and agreed that promotions undertaken by the Servicer or any of its affiliates which (i) concern optional insurance products (excluding single premium insurance) or other financial products or services (excluding any mortgage related products such as HELOCs and second mortgage products), or
(ii) are directed to the general public at large or certain segments thereof exclusive of the Mortgagors as a targeted group and, including mass mailings based on commercially acquired mailing lists, newspaper, radio and television advertisements shall not constitute solicitation under this Section, nor is the Servicer prohibited from responding to unsolicited requests or inquiries made by a Mortgagor or his/her agent.

      (g) Counterparts.

      This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

      (h) Place of Delivery and Governing Law.

      This Agreement shall be deemed in effect when a fully executed counterpart thereof is received by the Owner in the State of New York and shall be deemed to have been made in the State of New York. The Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York, except to the extent preempted by Federal law.

      (i) Further Agreements.

      The Owner and the Servicer each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

      (j) Intention of the Parties.

      It is the intention of the parties that the Owner is conveying, and the Servicer is receiving only a contract for servicing the Mortgage Loans. Accordingly, the parties hereby acknowledge that the Owner remains the sole and absolute owner of the Mortgage Loans and all rights related thereto.

      (k) Successors and Assigns; Assignment of Comprehensive Amended and Restated Servicing Agreement.

      This Agreement shall bind and inure to the benefit of and be enforceable by the Servicer and the Owner and the respective successors and assigns of the Servicer and the Owner. This Agreement shall not be assigned, pledged or hypothecated by the Servicer to a third party without the prior written consent of the Owner, which consent shall be given at the sole discretion of the Owner. In connection with a servicing retained sale of the Mortgage Loans, this

Agreement may be assigned by the Owner only to an entity acceptable to the Servicer, in the Servicer's sole discretion.

      Notwithstanding anything set forth in this Section 10.11, the Owner may with the consent of the Servicer (such consent not to be unreasonably withheld), assign to a purchaser of some or all of the Mortgage Loans, the Owner's rights and remedies set forth in this Agreement with respect to the representations and warranties of the Servicer and the servicing of such Mortgage Loans by the Servicer prior to such assignment.

      (l) Waivers.

      No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

      (m) Exhibits.

      The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

      (n) General Interpretive Principles.

      For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

      (i) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

      (ii) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

      (iii) references herein to "Articles", "Sections", "Subsections", "Paragraphs", and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

      (iv) a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

      (v) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

      (vi) the words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation".

      (o) Reproduction of Documents.

      This Agreement and all documents relating thereto, including (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

      IN WITNESS WHEREOF, the Servicer and the Owner have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.



                                      GOLDMAN SACHS MORTGAGE COMPANY
                                      (Owner)



                                      By: ___________________________________
                                          Name:______________________________
                                          Title:_____________________________




                                      JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
                                      (Servicer)



                                      By: ___________________________________
                                          Name:  Karen Taylor
                                          Title: Vice President

                                   EXHIBIT A

                      CUSTODIAL ACCOUNT LETTER AGREEMENT




                                                       -------------- ---, ----

To: ________________________________

    ________________________________

    ________________________________
    (the "Depository")


      As servicer under the Comprehensive Amended and Restated Servicing Agreement, dated as of September 1, 2005 (the "Agreement"), we hereby authorize and request you to establish an account, as a Custodial Account pursuant to Section 3.03 of the Agreement, to be designated as "Chase Home Finance LLC as subservicer for JPMorgan Chase Bank, National Association in trust for Goldman Sachs Mortgage Company. All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer. You may refuse any deposit that would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.



                                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION



                                     By: ___________________________________

                                         Name:______________________________

                                         Title:_____________________________

                                         Date:______________________________

      The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number ______, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The account at any time will be one insured by the Federal Deposit Insurance Corporation through the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF").




                                     _________________________________________
                                                   Depository

                                     By: ___________________________________

                                         Name:______________________________

                                         Title:_____________________________

                                         Date:______________________________

NY1 5774919v.1

                                   EXHIBIT C

                           FORM OF POWER OF ATTORNEY


Record and Return to:
Paid Accounts Dept. #410
JPMorgan Chase Bank, National Association
PO Box 509011
San Diego, CA 92150-9944

                           LIMITED POWER OF ATTORNEY

         This Limited Power of Attorney is made as of _____________ by Goldman Sachs Mortgage Company, having an office at 85 Broad Street, New York, New York, 10004 (Owner"), in favor of JPMorgan Chase Bank, National Association, a New Jersey corporation, having an office at 10790 Rancho Bernardo Road, San Diego, CA 92127 ("Servicer").

         WHEREAS, Owner and Servicer have executed and delivered a certain Loan Comprehensive Amended and Restated Servicing Agreement dated as of September 1, 2005 (the "Servicing Agreement"), pursuant to which Owner and Servicer agreed to certain terms governing the servicing of single family mortgage loans ("Mortgage Loans") by Servicer on behalf of Owner; and


         WHEREAS, Owner and Servicer desire that Owner execute and deliver this Limited Power of Attorney in order to facilitate the servicing of the Mortgage Loans by Servicer; and


         NOW THEREFORE, Owner does hereby appoint, subject to and in accordance with the Servicing Agreement, Servicer, as its attorney-in-fact, in its name, place and stead:

1) To execute all documents necessary to satisfy or discharge "Security Instruments" and "Notes" (as defined in the Servicing Agreement) upon receipt of all principal, interest and other payments called for in the related lien documents;


2) To take such actions as are necessary and appropriate to pursue, prosecute and defend foreclosures (or other comparable conversions to ownership), ejectments, evictions, bankruptcies, suits and other related matters with respect to "Mortgaged Properties" (as defined in the Servicing Agreement), in accordance with Servicing Agreement;

3) To execute all deeds, deeds to secure debt, assignments, transfers, tax declarations, certificates, pledges and any other documents or instruments whatsoever which are necessary, appropriate, or required in order to transfer and assign Mortgaged Properties acquired by Owner either by foreclosure or by deed in lieu of foreclosure and any such deed to be without recourse;

4) To endorse checks, notes, drafts and other evidences of payment made payable to the Owner, representing payments on accounts in the name of the Owner.

5) To execute subordination agreements affecting the lien priority of the Security Instruments.

6) To take such further actions as are deemed necessary or desirable to service, administer, and enforce the terms of said Mortgage Loans in accordance with the Servicing Agreement; and

         Until a properly executed revocation of this Limited Power of Attorney is duly executed and delivered, all parties dealing with said attorney-in-fact (individually or collectively) in connection with the above described matters may fully rely upon the power and authority of said attorney-in-fact to act for and on behalf of the undersigned, and in its name, place and stead, and may accept and rely on all documents and agreements entered into by said attorney-in-fact pursuant to the powers listed herein.

         As between Owner and Servicer, this Limited Power of Attorney shall be effective as ______________ and shall remain in full force and effect thereafter until a written notice of revocation hereof shall have been executed by Owner. The expiration or revocation of the period of agency hereunder shall in no wise affect the validity of any actions of said Attorney-In-Fact during said period. This Limited Power of Attorney is not intended to modify or expand the rights and obligations of Servicer as set forth in the Servicing Agreement.

         Nothing in this Limited Power of Attorney shall be construed to prevent Owner from acting on its behalf as the owner of the Mortgage Loans.

         IN WITNESS WHEREOF, Owner has caused this Limited Power of Attorney to be signed and executed as its seal hereto affixed in its name by its proper officer thereunto duly authorized on the ______ day of _________________, 200__.

                                _________________________________

___________________________     By:   ___________________________
Witness
                                Name: ___________________________

                                Title: __________________________



State of [________________________]:
County of [_______________________]:


On this, the _____ day of _____________, 200__, before me, a Notary Public in and for said County and State, personally appeared, ______________________, personally known to me (or proved on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal


______________________________
       Notary Signature

My Commission Expires on ______________________

                                   EXHIBIT D


                             ANNUAL CERTIFICATION

  A. [_______________] (the "Trust"), Mortgage Pass-Through Certificates, Series [_____], issued pursuant to the [the Trust Agreement] [the Pooling and Servicing Agreement] [the Servicing Agreement], dated as of [_____], 200[__] (the [the Trust Agreement] [the Pooling and Servicing Agreement][the Servicing Agreement], among [_____], as depositor (the "Depositor"), [_____], as trustee (the "Trustee"), [_____], as master servicer (the "Master Servicer") [_____], as a servicer (the "Servicer"), and [_____], as responsible party

      I, [identify the certifying individual], certify to the Depositor, the Master Servicer and the Trustee, and their officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

   1. The servicing information required to be provided to the Trustee and the Master Servicer by [_______] as a Servicer under [the Trust Agreement] [the Pooling and Servicing Agreement] [the Servicing Agreement] has been so provided;

   2. I am responsible for reviewing the activities performed by [_______] as a Servicer under [the Trust Agreement] [the Pooling and Servicing Agreement] [the Servicing Agreement] and based upon my knowledge and the annual compliance review required under [the Trust Agreement] [the Pooling and Servicing Agreement] [the Servicing Agreement], and except as disclosed in the annual compliance statement required to be delivered to the Trustee and the Master Servicer in accordance with the terms of [the Trust Agreement] [the Pooling and Servicing Agreement] [the Servicing Agreement] (which has been so delivered to the Trustee and the Master Servicer), [_________] as a Servicer has fulfilled its obligations under [the Trust Agreement] [the Pooling and Servicing Agreement] [the Servicing Agreement]; and

   3. [If the Securitization Transfer occurs in 2005] All significant deficiencies relating to the Servicer's compliance with the minimum servicing standards for purposes of the report provided by an independent public accountant, after conducting a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure, as set forth in [the Trust Agreement] [the Pooling and Servicing Agreement] [the Servicing Agreement], have been disclosed to such accountant and the Master Servicer and are included in such report; and

   4. [If the Securitization Transfer occurs in 2006 or thereafter.] The report on assessment of compliance with Servicing Criteria and its related accountant's attestation report required to be delivered by us under the [the Trust Agreement]

      [the Pooling and Servicing Agreement] [the Servicing Agreement] have been delivered to the Trustee and the Master Servicer and complied with the requirements thereunder and any material instance of non-compliance with the Servicing Criteria has been disclosed on such reports.

                  Capitalized terms used but not defined herein shall have the meanings assigned in [the Trust Agreement] [the Pooling and Servicing Agreement] [the Servicing Agreement].


                        Date: _________________________

                        _______________________________
                        [Signature]
                        [Title]





                                     D-2